                                                      EXHIBIT 10.67

                   SERIES 2000-1 SUPPLEMENT

                 Dated as of November 21, 2000

                              to

                           INDENTURE

                 Dated as of November 21, 2000

             TRUCK ENGINE RECEIVABLES MASTER TRUST

                           as Issuer

                              and

                     THE BANK OF NEW YORK,

                     as Indenture Trustee
               _________________________________

             TRUCK ENGINE RECEIVABLES MASTER TRUST
                      SERIES 2000-1 NOTES

--------------------------------------------------------------------------------

                                iii

                       TABLE OF CONTENTS

      SECTION 2.02.  Denomination, Form, Book Entry

ARTICLE IVRIGHTS OF SERIES 2000-1 NOTEHOLDERS AND ALLOCATION
      AND APPLICATION OF COLLECTIONS........................10
      SECTION 4.01.  Monthly Interest.......................10
      SECTION 4.02.  Establishment of the Series 2000-1
      Principal Funding Account and the Group I Accounts....10
      SECTION 4.03.  Allocation of Group Collections to the

ARTICLE VDISTRIBUTIONS AND REPORTSTO SERIES 2000-1
      NOTEHOLDERS...........................................18
      SECTION 5.01.  Distributions..........................18
      SECTION 5.02.  Reports and Statements to Series 2000-1
      Noteholders    19

ARTICLE VIEARLY AMORTIZATION EVENTS.........................21
      SECTION 6.01.  Additional Early Amortization Events...21
      SECTION 6.02.  Recommencement of the Revolving Period.23

      SECTION 8.01.  Acquisition of Notes Pursuant to Section
      10.1 of the Indenture;  Distributions Pursuant to
      Section 7.01 of this Series 2000-1 Supplement or

--------------------------------------------------------------------------------

                           EXHIBITS

Exhibit A-1     Form of 144A Global Note
Exhibit A-2     Form of Regulation S Global Note
Exhibit B  Calculation of Base Amount

                           SCHEDULES

Schedule 1 Series 2000-1 Principal Funding Account and Group I
           Accounts

--------------------------------------------------------------------------------

      THIS SERIES  2000-1  SUPPLEMENT  is dated as of November  21,
2000  (as  amended,   supplemented  or  otherwise  modified,   this
"Series 2000-1  Supplement")  to the Indenture dated as of November
21, 2000 (as  amended,  supplemented  or  otherwise  modified,  the
"Indenture"),  among Truck  Engine  Receivables  Master  Trust (the
"Issuer" or the  "Trust")  and The Bank of New York,  as  Indenture
Trustee (as indenture  trustee and not in its individual  capacity, the "Indenture Trustee").

      Section  2.1 of the  Indenture  provides  that the Issuer may from  time to time  issue  one or more new  Series  of  Notes.  The
Principal  Terms of any new  Series of Notes are to be set forth in a Series  Supplement.  Pursuant to this Series  2000-1  Supplement, the  Issuer  and the  Indenture  Trustee  shall  create  the Series
2000-1  Notes  and  specify  the  Principal   Terms  thereof.   The
Servicer is  acknowledging  this Series 2000-1  Supplement to agree to the terms hereof applicable to the Servicer.

                           ARTICLE I

                          DEFINITIONS

(1)   Capitalized  terms  used,  but not  defined,  in this  Series
2000-1  Supplement  shall  have the  respective  meanings  assigned them  in Part I of  Appendix  A to the  Trust  Sale  and  Servicing
Agreement  dated as of November 21, 2000 among  Navistar  Financial
Corporation,  as  servicer,  the  Seller  and  the  Trust.  Certain capitalized  terms  used in this  Series  2000-1  Supplement  shall have the  respective  meanings  assigned  them in Exhibit B to this
Series  2000-1  Supplement.  Whenever  used in this  Series  2000-1
Supplement, the following words shall have the following meanings:

      "Amortization  Period"  for the Series  2000-1  Notes will be the  period  commencing  on the  Amortization  Period  Commencement
Date and  ending  on the  earlier  to occur of  (1) payment  of the entire  principal  balance  of the  Series  2000-1  Notes,  (2) the recommencement  of the  Revolving  Period  under the  circumstances set forth herein and (3) the Stated Final Maturity Date.

      "Amortization  Period Commencement Date" shall be the date of the  earliest  of  (i) the  commencement  of an Early  Amortization
Period and  (ii) the  Scheduled  Amortization  Period  Commencement
Date.

      "ASA Measuring  Period"  means,  for any Cut-Off Date falling in a Group I Amortization  Period,  the Collection Period ending on that Cut-Off Date (or the portion  thereof  falling after the Group
I Amortization  Calculation  Date, in the case of the first Cut-Off
Date falling in the Group I Amortization Period).

      "Available  Subordinated Amount" means, (x) as of the Group I
Amortization  Calculation  Date,  the  product of (a) the  Investor
Allocation Percentage, multiplied by (b) the result of:

--------------------------------------------------------------------------------

                                 7

(1)   the product of (A) the unpaid  balance of  Receivables at the opening of business on the Group I  Amortization  Calculation
      Date and (B) the Group  Collection  Allocation  Percentage on
      that date; minus

(2)   the sum of (A) the lesser of (1) the Base  Amount and (2) the
      Net  Invested  Amount and (B)  the sum of the  Carrying  Cost
      Receivables   Reserve  and  the  Negative  Carry  Receivables
      Reserve,  each at the  opening  of  business  on the  Group I
      Amortization Calculation Date and

      (y) for any Cut-Off  Date  falling in a Group I  Amortization
Period,  an amount equal to (a) the Available  Subordinated  Amount as of the  Group I  Amortization  Calculation  Date,  minus (b) the amount of the  Investor  Allocable  Dilution/Warranty  Amount  with respect to the ASA  Measuring  Period  ending on that Cut-Off Date, plus (c) the  amount of any  Investor  Allocable  Dilution/Warranty
Adjustments  with  respect to the ASA  Measuring  Period  ending on
that   Cut-Off  Date  (to  the  extent  not  applied  to  reinstate
Investor  Dilution/Warranty  Charge-Offs).  In no  event  will  the
Available  Subordinated  Amount  at any time be less  than  zero or greater than the  Available  Subordinated  Amount  calculated as of the Group I Amortization Calculation Date.

      "Base Amount"  shall mean the amount  calculated as set forth in Part I of Exhibit B hereto.

      "Calculation  Agent" shall mean the Indenture  Trustee or any
other   Calculation   Agent   selected  by  the  Seller   which  is
reasonably acceptable to the Indenture Trustee.

      "Carrying  Cost Account  Specified  Amount" means the product of  (a)  the  amount  of  Current  Carrying  Costs  payable  on the
Payment Date  relating to the  Collection  Period during which such
Business Day falls multiplied by (b) 2.

      "Current  Carrying Costs" shall mean, for any Payment Period, the sum of (i) the  Monthly  Interest  on the Series  2000-1  Notes
that will be payable on the next Payment  Date,  (ii) the amount of interest  payable on the next  Payment  Date on all Notes in Series other than  Series  2000-1  that are  within  Group I and (iii) the
Monthly  Servicing  Fee that will be  payable  on the next  Payment
Date.

      "Cut-Off  Date" means the last day of any  Collection  Period or ASA Measuring Period.

      "Dilution/Warranty  Allocation Percentage" means, for any ASA
Measuring  Period,  for all  Series  in  Group  I,  the  percentage equivalent  of a  fraction  the  numerator  of which  is the  Group
Invested  Amount  and the  denominator  of  which is the sum of the
principal  balances  of  all  outstanding   Series,  in  each  case
determined as of the beginning of such ASA Measuring Period.

      "Group I Amortization  Calculation Date" means the day before a Group I Amortization Period begins.

      "Group I  Amortization  Event"  means  an  event  which is an
Early Amortization Event for all Series in Group I.

      "Group I  Amortization  Period"  means  the  period,  if any, during  which all  Series  in Group I are in an Early  Amortization
Period.

      "Group Collection Allocation  Percentage" means, with respect to a Business  Day, the amount  calculated  as set forth in Part II of Exhibit B hereto.

      "Group  Collections"  means,  with respect to a Business Day, an  amount  equal to the sum of (i) the  product  of (a) the  Group
Collection   Allocation   Percentage   on  that  Business  Day  and
(b) Collections   received  in  the  Collection   Account  on  that
Business  Day and (ii) if any Series  Amortization  Period or Group
I  Amortization  Period  has  commenced  and  is  continuing,   all
amounts then on deposit in the Equalization Account.

      "Group I Final  Allocation  Date"  shall  mean the  first day falling in a Group I  Amortization  Period on which there are funds on  deposit  in the  Carrying  Cost  Account,  the  Negative  Carry
Account  and  the   Principal   Funding   Accounts   that,  in  the
aggregate,  equal or exceed the Investor  Repayment  Amount and any
Servicing  Fee  payable on the first  Payment  Date  falling  after that date.

      "Group  Invested  Amount" means,  at any time, (a) the sum of the  aggregate  principal  balances  of  each  Series  in  Group  I
(including  the  aggregate  principal  balance of the Series 2000-1
Notes),  all  determined  at that  time,  minus  (b) the  aggregate amount of  Investor  Allocable  Losses  allocated  to all Series in
Group  I plus  (c)  the  aggregate  amount  of  Investor  Allocable
Recoveries allocated to all Series in Group I.

      "Holdback  Account  Termination  Date" will be the earlier to
occur  of  (i)  the  date  that  falls  twelve   months  after  the
beginning of the Group I  Amortization  Period and (ii) the Group I
Final Allocation Date.

      "Investment   Proceeds"  shall  mean,  with  respect  to  any
Payment Date,  all interest and other  investment  earnings (net of losses and  investment  expenses)  with respect to funds on deposit in the  Trust  Accounts,  the  Group  Accounts  and  the  Principal
Funding Accounts.

      "Investor  Allocable  Dilution/Warranty  Adjustments"  means, for any ASA  Measuring  Period,  the  product of (a) the  aggregate amount of the  Transfer  Deposit  Amount  received  during that ASA
Measuring  Period  relating to Dilution or Warranty  Set-Offs  that occurred during or prior to that ASA Measuring  Period,  multiplied by  (b)  the  Dilution/Warranty  Allocation  Percentage  as of  the
beginning of that ASA Measuring Period.

      "Investor Allocable  Dilution/Warranty Amount" means, for any
ASA  Measuring  Period,  the  product  (a)  the  sum  of (1) of the aggregate  amount of Dilution for that ASA  Measuring  Period as to which the Seller has not paid the Transfer  Deposit  Amount and (2)
the  Warranty  Set-Off  for that ASA  Measuring  Period as to which the Seller has not paid the Transfer  Deposit Amount  multiplied by
(b)  the   Dilution/Warranty   Allocation   Percentage  as  of  the
beginning  of that  ASA  Measuring  Period,  multiplied  by (c) the
Investor  Allocation  Percentage  as of the  beginning  of that ASA
Measuring Period.

      "Investor  Allocable  Losses"  means,  for any ASA  Measuring
Period,  the product of (a) the  Net Losses for that ASA  Measuring
Period,  multiplied  by (b) the Loss  Allocation  Percentage  as of the beginning of that ASA Measuring Period.

      "Investor Allocable  Recoveries" means, for any ASA Measuring
Period,  the  product  of (a)  the  Net  Recoveries  for  that  ASA
Measuring   Period,   multiplied   by  (b)  the   Loss   Allocation
Percentage  as of the  beginning  of  that  ASA  Measuring  Period, multiplied  by (c) the  Investor  Allocation  Percentage  as of the
beginning of that ASA Measuring Period.

      "Investor  Allocation  Percentage" means, on any Business Day
falling  in  any  Series   Amortization   Period  or  the  Group  I
Amortization  Period, a fraction (expressed as a percentage,  which in any  event  may not  exceed  100% or be  less  than  0%) (a) the numerator of which is the Net Invested  Amount as of the  beginning of the  Series  Amortization  Period  or the  Group I  Amortization
Calculation  Date, as applicable,  and (b) the denominator of which is the Base  Amount  as of (i) that  Business  Day,  if it falls in any Series  Amortization  Period,  and (ii) otherwise,  the Group I
Amortization  Calculation  Date.  If multiple  Series  Amortization
Periods  are in  effect  at the same  time,  the  highest  Investor
Allocation Percentage for any of them will control.

      "Investor  Dilution/Warranty  Charge-Offs" means, for any ASA
Measuring Period, if the Available  Subordinated  Amount is zero at the end of such ASA  Measuring  Period,  the excess (if any) of (x)
the  Investor  Allocable  Dilution/Warranty  Amount  for  such  ASA
Measuring  Period,  over (y) the Available  Subordinated  Amount as of the beginning of such ASA Measuring Period.

      "Investor  Repayment  Amount" means, on any Business Day, the sum of (a) the outstanding  principal  balance of the Series 2000-1
Notes and all Notes in each  other  Series in Group I, plus (b) the interest  known to be payable on the  Series  2000-1  Notes and all
Notes in each  other  Series in Group I on the first  Payment  Date falling on or after that date.

      "LIBOR  Determination  Date"  shall  mean the  second  London
Business  Day  prior  to the  Payment  Date on which  that  Payment
Period begins.

      "London  Business  Day" shall mean a day upon which  dealings in  deposits  in dollars  are  transacted  in the London  interbank market.

      "Loss  Allocation  Percentage"  means, for Group I, as of the beginning of any ASA Measuring  Period,  the percentage  equivalent of a  fraction  (a)  the  numerator  of  which  is  (i)  the  Group
Invested  Amount plus (ii) the Carrying  Cost  Receivables  Reserve
(as  defined  in  Exhibit B  hereto),  and (b) the  denominator  of which  is (i) the  greater  of (x)  the  sum of (A)  the  principal balances  of all  outstanding  Series  plus (B) the  Carrying  Cost
Receivables  Reserve  plus (C) any  reserves  for  Series in Groups
other  than  Group  I  which  are   identified   for  inclusion  in
calculation  of  the  Loss   Allocation   Percentage  and  (y)  the
aggregate  unpaid  balance  of  all   Receivables,   in  each  case
determined as of the beginning of that ASA Measuring Period.

      "Monthly  Interest"  shall  have  the  meaning  specified  in
Section 4.01(a).

      "Monthly  Servicing Fee" shall have the meaning  specified in
Section 3.01.

      "Negative Carry Account" shall have the meaning  specified in
Section 4.02(c)

      "Negative  Carry  Account  Funded Date" means the earliest to occur  of (i) the  date on  which  the  amount  on  deposit  in the
Negative  Carry  Account  equals  the sum of clause  (a) and clause
(b) of the definition of Negative Carry Receivables  Reserve,  (ii)
the date on which (a) the  amount on  deposit  in the  Equalization
Account  equals at least the sum of the Group  Invested  Amount and the  Carrying  Cost  Receivables  Reserve  and  (b)  either  (1) no
Receivables  remain  unpaid which are owned by the Trust other than
Eligible  Receivables  which  are  more  than 30 days  past  due or which are  Ineligible  Receivables  or (2) the  unpaid  balance  of
Eligible  Receivables  which remain  outstanding and which are less than 30 days past due is less than the Negative  Carry  Receivables
Reserve  and  (iii) the Group I  Amortization  Period  Commencement
Date.

      "Net Invested  Amount" means,  on any Business Day, the Group
Invested  Amount  minus the sum of (a) the  balances  on deposit in the  Equalization  Account and the Principal  Funding Accounts with respect  to  Series  in  Group  I and (b)  the  Aggregate  Retained
Balances.

      "Net  Losses"  means,  with  respect  to  any  ASA  Measuring
Period,  an amount  equal to the  excess (if any) of (a) the unpaid balance of  Receivables  that  became  Write-Offs  during  that ASA
Measuring  Period,  over  (b) the  amount  of  Recoveries  received during that ASA Measuring Period.

      "Net  Recoveries"  means,  with respect to any ASA  Measuring
Period,  an amount  equal to the  excess (if any) of (a) the amount of Recoveries  received in that ASA  Measuring  Period over (b) the
amount  of   Receivables   that  became   Write-Offs  in  that  ASA
Measuring Period.

      "One  -Month  LIBOR"  means,  with  respect  to  any  Payment
Period,  the rate per annum equal to the rate at which  deposits in dollars  having a  one-month  maturity  are  offered,  as such rate appears on Telerate  Page 3750 as of 11:00 a.m.,  London  time,  on the LIBOR  Determination Date.  Notwithstanding  the foregoing,  in the event that no rate for  one-month  dollar  deposits  appears on
Telerate  Page 3750 on the  applicable  date for  determining  One-
Month  LIBOR  with  respect to any  Payment  Date,  then  One-Month
LIBOR shall be determined as the arithmetic  mean (rounded  upwards to  the  nearest  one-sixteenth  of  1%)  of  the  rates  at  which one-month  dollar  deposits  are  offered  to  prime  banks  in the
London  interbank  market  by  four  major  banks  in  that  market selected  by the  Indenture  Trustee as of the  determination  date and  time  specified  above.  If  fewer  than  two  quotations  are provided by such banks,  then  One-Month  LIBOR shall be determined as the arithmetic  mean (rounded  upwards as above) of the rates at which  one-month  loans in dollars are offered to leading  European banks  by  three  major  banks in New  York  City  selected  by the
Indenture  Trustee  as of  11:00 a.m.  New  York  City  time on the determination  date  specified  above.  If the  Trust is  unable to
determine   One-Month   LIBOR  using  any  of  the  above  methods,
One-Month  LIBOR  shall be the  rate as  defined  for the  previous
Payment Period.

      "Payment  Period"  shall  mean,  with  respect to any Payment
Date,  the period from and including  the Payment Date  immediately preceding  such  Payment  Date  (or,  in the  case  of the  initial
Payment  Date,  the Closing  Date) to but  excluding  such  Payment
Date.

      "Principal  Deposit  Amount" shall mean,  for any  Collection
Period   falling   in  the   Amortization   Period   or  an   Early
Amortization  Period,  until an  amount  equal  to the  outstanding principal  balance of the Series  2000-1  Notes has been  deposited in the Series 2000-1  Principal  Funding  Account,  the outstanding principal balance of the Series 2000-1 Notes.

      "Principal  Payment  Date" means each Payment Date falling in
the   Amortization   Period   or  an  Early   Amortization   Period
(beginning  with the Payment Date falling in the Collection  Period after the  Collection  Period in which the  Amortization  Period or
Early Amortization Period begins).

      "Redemption  Price"  equals  the  sum  of (1)  the  aggregate outstanding  principal  balance  of the Series  2000-1  Notes to be repurchased  on the  Business  Day  preceding  the Payment  Date on which  the  repurchase  is  scheduled  to be made  and (2)  Monthly
Interest.

      "Revolving  Period"  shall mean the period  beginning  at the close of  business  on the  Closing  Date and ending on the earlier of (a) the close of business on the day  immediately  preceding the
Amortization   Period  Commencement  Date  and  (b)  the  close  of
business  on the day  immediately  preceding  the day on  which  an
Early  Amortization  Event  occurs;  provided,  however,  that  the
Revolving  Period  may  recommence  in  certain   circumstances  as
provided in Section 6.02 hereof.

      "Required  Holders"  means,  for  Series  2000-1,  at least a majority of the principal balance of the Series 2000-1 Notes.

      "Scheduled   Amortization  Period  Commencement  Date"  means
November 1, 2005.

      "Series 2000-1  Noteholders" shall mean the Holders of Series
2000-1 Notes.

      "Series  2000-1 Note Owner"  shall  mean,  with  respect to a
Series  2000-1  Note  in  Book  Entry  form,  any  person  who is a beneficial owner of such Series 2000-1 Note.

      "Series  2000-1  Note Rate" shall mean  One-Month  LIBOR plus
0.95%.

      "Series  2000-1  Notes"  shall mean the  Floating  Rate Trade
Receivables  Backed  Notes,  Series  2000-1,  substantially  in the form of Exhibit A.

      "Series  2000-1  Principal  Funding  Account"  shall have the meaning specified in Section 4.02.

      "Series  Allocation  Percentage" means, for the Series 2000-1
Notes,  on  any  Business  Day  prior  to a  Group  I  Amortization
Period,  the  result of (1) the  outstanding  principal  balance of the Series  2000-1  Notes as of that  Business  Day  divided by (2)
the Group  Invested  Amount  as of that  Business  Day;  and on any
Business  Day  during  a Series  Amortization  Period,  the  Series
Allocation   Percentage  as  of  the  Business  Day  prior  to  the
Amortization Period Commencement Date for the Series 2000-1 Notes.

      "Series  Amortization  Period" means (a) as to Series 2000-1, the Amortization  Period or any Early  Amortization  Period and (b)
as to any  other  Series,  any  period  identified  in the  related
Series  Supplement  for repayment of the principal  balance of that
Series.

      "Series Issuance Date" shall mean November 21, 2000.

      "Servicing  Fee Rate" shall mean 0.25% with respect to Series
2000-1.

      "Stated Final Maturity Date" shall mean December 15, 2006.

      "Telerate   Page  3750"  shall  mean  the  display   page  so
designated on the Bridge  Information  Systems Telerate Service (or
such other pages as may replace  that page on that  service or such other  service  or  services  as may be  nominated  by the  British
Banker's   Association   for  the  purpose  of  displaying   London
interbank offered rates for dollar deposits).

      "Unpaid  Dilution" means the aggregate amount of Dilution for an ASA  Measuring  Period as to which the  Seller  has not paid the
Transfer  Deposit  Amount  required by the Trust Sale and Servicing
Agreement.

      "Warranty  Set-Offs"  means,  with respect to any  Collection
Period  or ASA  Measuring  Period,  the  aggregate  amount by which
Ford  has  reduced   the  balance  of,  or  withheld   payment  on,
Receivables as a result of the failure of  International  to pay to
Ford any  amount  asserted  by Ford to be due to Ford in respect of any Warranty Arrangement.

(2)   The words  "hereof,"  "herein" and  "hereunder"  and words of similar  import when used in this Series  2000-1  Supplement  shall refer to this Series  2000-1  Supplement  as a whole and not to any particular  provision of this Series 2000-1 Supplement;  references to any  Article,  Section or Exhibit are  references  to  Articles,
Sections  and  Exhibits  in or to  this  Series  2000-1  Supplement
unless  otherwise   specified;   and  the  term  "including"  means
"including without limitation."

                          ARTICLE II

              CREATION OF THE SERIES 2000-1 NOTES

SECTION 1.2.    Designation.

(1)   There  is  hereby  created  a Series  of  Notes to be  issued pursuant to the Indenture  and this Series 2000-1  Supplement to be known  as  the  "Floating  Rate  Trade  Receivables  Backed  Notes,
Series  2000-1"  (the "Series  2000-1  Notes").  The Series  2000-1
Notes shall be part of Group I.

(2)   In the  event  that any term or  provision  contained  herein shall conflict with or be  inconsistent  with any term or provision contained  in the  Indenture,  the  terms  and  provisions  of this
Series 2000-1 Supplement shall govern.

(3)   The  Issuer  shall  issue  and the  Indenture  Trustee  shall authenticate  and deliver to the Issuer the Series  2000-1 Notes in the initial aggregate principal amount of $100,000,000.

(4)   Notwithstanding Section 2.15(c) of the Indenture,  the Series
2000-1 Notes shall be issued in the form of Book-Entry  Notes,  and
Sections  2.10,  2.11 and 2.12 of the Indenture  shall apply to the
Series 2000-1 Notes.

SECTION 1.3.    Denomination,  Form, Book Entry  Registration  and
Transfer Restrictions.

(1)   Upon  original  issuance,  the Series  2000-1  Notes shall be issued  as Book  Entry  Notes  in the  form of  typewritten  Global
Notes ("Global Notes").

(2)   The  Global  Notes in  substantially  the  form set  forth in
Exhibit  A-1 shall  represent  the  Series  2000-1Notes  which have been  issued and sold to the  initial  purchasers  pursuant  to the
Purchase  Agreement  and  initially  resold  in  reliance  upon the exemption  from  registration  under the Securities Act provided by
Rule 144A under the Securities Act (the "Rule 144A Global Note").

(3)   The  Global  Notes in  substantially  the  forms set forth in
Exhibit  A-2 shall  initially  represent  the Series  2000-1  Notes which have been initially  sold to non-U.S.  Persons in reliance on the exemption from  registration  under the Securities Act provided by Regulation S (the "Temporary  Regulation S Global  Notes").  The
Temporary  Regulation S Global Notes will not be  exchangeable  for
Definitive Notes in any circumstances.

(4)   Interests in the  Temporary  Regulation S Global Notes may be
exchanged in  accordance  with the terms  thereof for  interests in the  Permanent  Regulation  S Global Notes not earlier than the day following the last day of the Distribution  Compliance  Period (the
"Exchange   Date").   Such   exchange   shall  be  made  only  upon
certification as to non-U.S. beneficial ownership.

(5)   On or before the Exchange  Date,  the Indenture  Trustee will execute  one or more Global  Notes (the  "Permanent  Regulation  S
Global  Notes") to be issued and  delivered  in exchange for all or part of the  interests in the  Temporary  Regulation S Global Notes upon  presentation  to the Indenture  Trustee  through the Clearing
Agency  by  Euroclear  and  Clearstream  of  a   certification   of
non-U.S.  beneficial ownership,  substantially in the form attached to the Temporary Regulation S Global Note.

(6)   Each of the Global  Notes will be in fully  registered  form, without  interest coupons  attached.  Each of the Global Notes will be  registered  on the Note  Register  in the name of the  Clearing
Agency.

                          ARTICLE III

                         SERVICING FEE

SECTION 1.4.    Servicing  Compensation.  The monthly servicing fee
with  respect to Series in Group I (including  Series  2000-1) (the
"Monthly  Servicing  Fee")  shall be  payable to the  Servicer,  in arrears,  on each Payment Date in respect of any Collection  Period
(or portion  thereof)  occurring  on or prior to the earlier of the first  Payment Date  following  the Stated Final  Maturity Date and the first  Payment  Date on or after  the Group I Final  Allocation
Date, in an amount equal to  one-twelfth  of the product of (a) the
Servicing   Fee   Rate,   (b)  the  Group   Collection   Allocation
Percentage  and (c) the aggregate  balance of  Receivables  held in the  Trust,  in  each  case  as of  the  last  Business  Day of the
Collection   Period   preceding  such  Payment  Date.  The  Monthly
Servicing  Fee  shall be  payable  to the  Servicer  solely  to the extent amounts are available for  distribution  in accordance  with the terms of the Trust Sale and  Servicing  Agreement  and Section
4.03(a) of this Series  2000-1  Supplement.  The Monthly  Servicing
Fee shall be withdrawn  from the Carrying  Cost Account and paid to the  Servicer  on each  Payment  Date  prior to any  withdrawal  or payment  in  respect  of  Monthly  Interest  pursuant  to  Section
5.01(a)(i).

                          ARTICLE IV

           RIGHTS OF SERIES 2000-1 NOTEHOLDERS AND
           ALLOCATION AND APPLICATION OF COLLECTIONS

SECTION 1.5.    Monthly Interest.

(1)   Interest  shall  accrue  on the  Series  2000-1  Notes at the
Series  2000-1  Note  Rate and  shall be  payable  on each  Payment
Date,  to the extent  funds are  available  as provided in Section
4.03 of this Series  2000-1  Supplement.  "Monthly  Interest"  with respect  to the Series  2000-1  Notes  shall be an amount  equal to the sum of (a) the  product  of (i) the  Series  2000-1  Note Rate,
(ii) the outstanding  principal  balance of the Series 2000-1 Notes as of the close of business on the  preceding  Payment  Date (after giving  effect  to all  repayments  of  principal  made  to  Series
2000-1  Noteholders  on such  preceding  Payment  Date, if any) and
(iii) a fraction,  the  numerator of which is the actual  number of days elapsed in such Payment  Period and the  denominator  of which is 360 and (b) any  additional  interest  described  in the  second following  sentence.  Monthly  Interest  due  on any  Payment  Date will accrue from and  including the  preceding  applicable  Payment
Date  or,  in  the  case  of  the  first  Payment  Date,  from  and including the Closing  Date,  to but  excluding  such Payment Date.
Monthly  Interest  due but not paid on any Payment Date will be due on the next  Payment Date with  additional  interest on such unpaid amount,  which  additional  interest will also accrue at the Series
2000-1 Note Rate.

SECTION 1.6.    Establishment  of  the  Series  2000-1  Principal
Funding Account and the Group I Accounts.

(1)   The  Servicer,  for the  benefit  of the  Noteholders,  shall establish  and maintain in the name of the  Indenture  Trustee,  on behalf of the Trust,  an Eligible  Deposit  Account  (the  "Series
2000-1Principal  Funding  Account"),  which shall be  identified as
the  "Principal   Funding  Account  for  Truck  Engine  Receivables
Master Trust,  Series 2000-1" and shall bear a designation  clearly indicating  that  the  funds  deposited  therein  are  held for the benefit of the Series  2000-1  Noteholders.  All interest and other investment  earnings  (net of losses and  investment  expenses)  on funds on deposit  therein  shall be deposited in the Series  2000-1
Principal Funding Account.

(2)   The  Servicer,  for the  benefit  of the  Noteholders,  shall establish  and maintain in the name of the  Indenture  Trustee,  on behalf of the Trust,  an Eligible  Deposit  Account (the "Carrying
Cost  Account"),  which shall be identified  as the "Carrying  Cost
Account for Truck Engine  Receivables  Master  Trust,  Group I" and
shall  bear  a  designation   clearly  indicating  that  the  funds
deposited  therein are held for the benefit of the  Noteholders  of those  Series  which  are part of Group I. All  interest  and other investment  earnings  (net of losses and  investment  expenses)  on funds on deposit  therein  shall be deposited in the Carrying  Cost
Account.
(1)

(3)   The  Servicer,  for the  benefit  of the  Noteholders,  shall establish  and maintain in the name of the  Indenture  Trustee,  on behalf of the Trust,  an Eligible  Deposit  Account (the "Negative
Carry  Account"),  which shall be identified as the "Negative Carry
Account for Truck Engine  Receivables  Master  Trust,  Group I" and
shall  bear  a  designation   clearly  indicating  that  the  funds
deposited  therein are held for the benefit of the  Noteholders  of those  Series  which  are  part of  Group  I.  The  Negative  Carry
Account  may  be  a  sub-account  of  the   Equalization   Account,
although  references  herein to the  Equalization  Account will not
inlcude  the  Negative  Carry  Account.   All  interest  and  other
investment  earnings  (net of losses and  investment  expenses)  on funds on  deposit  therein  shall be  deposited  in the  Collection
Account.  On any day on which  funds  on  deposit  in the  Negative
Carry  Account  exceed  the  sum  of  clause  (a)  and  (b)  in the definition  of Negative  Carry  Receivables  Reserve,  the Servicer
shall  instruct  the  Indenture  Trustee to deposit  such excess in the  Collection  Account  (and  such  funds  shall be  deemed to be
Collections).

(4)   The  Servicer,  for the  benefit  of the  Noteholders,  shall establish  and maintain in the name of the  Indenture  Trustee,  on behalf of the Trust,  an Eligible  Deposit  Account (the "Holdback
Account"),  which shall be identified as the "Holdback  Account for
Truck Engine  Receivables  Master Trust,  Group I" and shall bear a designation  clearly  indicating that the funds  deposited  therein are held for the benefit of the  Noteholders  of those Series which are part of Group I. All  interest  and other  investment  earnings
(net of  losses  and  investment  expenses)  on  funds  on  deposit therein shall be deposited in the Holdback Account.

(5)   The  Servicer,  for the  benefit  of the  Noteholders,  shall establish  and maintain in the name of the  Indenture  Trustee,  on
behalf  of  the   Trust,   an   Eligible   Deposit   Account   (the
"Equalization   Account"),   which  shall  be   identified  as  the
"Equalization  Account for Truck Engine  Receivables  Master Trust,
Group I" and shall bear a designation  clearly  indicating that the
funds   deposited   therein   are  held  for  the  benefit  of  the
Noteholders  of  those  Series  which  are  part of  Group  I.  All
interest  and  other   investment   earnings  (net  of  losses  and
investment   expenses)  on  funds  on  deposit   therein  shall  be
deposited in the Collection Account and deemed to be Collections.

(6)   The Carrying Cost Account,  the Negative Carry  Account,  the
Holdback  Account,  and the  Equalization  Account are collectively referred  to  herein  as the  "Group I  Accounts."  At the  written direction of the  Servicer,  funds on deposit in the Series  2000-1
Principal  Funding  Account  and the  Group  I  Accounts  shall  be
invested  by  the   Indenture   Trustee  in  Eligible   Investments
selected by the  Servicer  that will mature so that such funds will be  available  on or before the close of business  on the  Business
Day before the  following  Payment Date (or on or before 10:00 a.m.
on  such   following   Payment   Date  in  the  case  of   Eligible
Investments  in  respect  of which  the  Indenture  Trustee  is the obligor).  All such Eligible  Investments  in respect of the Series
2000-1  Principal  Funding  Account and the Group I Accounts  shall be held by the  Indenture  Trustee  for the  benefit  of the Series
2000-1  Noteholders  and the  Noteholders of those Series which are part of Group I,  respectively.  In no event  shall  the  Indenture
Trustee be liable for the  selection  of  Eligible  Investments  or for  investment  losses  incurred  thereon.  The Indenture  Trustee shall have no liability  in respect of losses  incurred as a result of the liquidation of any Eligible  Investment  prior to its stated
maturity  or failure of the  Servicer  to  provide  timely  written direction.

(7)   The  Indenture  Trustee  shall  possess all right,  title and interest  in and to all funds on deposit  from time to time in, and all Eligible  Investments  credited to, the Series 2000-1 Principal
Funding  Account,  the  Group I  Accounts  and in all  proceeds  of each.  The Series 2000-1  Principal  Funding  Account and the Group
I  Accounts  shall be under the sole  dominion  and  control of the
Indenture   Trustee   for  the   benefit  of  the   Series   2000-1
Noteholders  and the  Noteholders of those Series which are part of
Group  I,  respectively.   If,  at  any  time,  the  Series  2000-1
Principal  Funding  Account or any Group I Account  ceases to be an
Eligible  Deposit Account,  the Indenture  Trustee (or the Servicer
on its  behalf)  shall  within ten  Business  Days (or such  longer period,  not to exceed 30  calendar  days,  as to which each Rating
Agency has  consented)  establish  and  maintain in the name of the
Indenture  Trustee a new Principal  Funding  Account or a new Group
I  Account,  as  applicable  (which  shall be an  Eligible  Deposit
Account  and which  shall  bear a  designation  clearly  indicating that the funds  deposited  therein  are held for the benefit of the
Series  2000-1  Noteholders  or the  Noteholders  of  those  Series which are part of Group I, as  applicable)  and shall  transfer any cash and/or any  investments to such new Principal  Funding Account or  Group  I  Account,  as  applicable.  Neither  the  Seller,  the
Servicer  nor any person or entity  claiming  by,  through or under the Seller,  the  Servicer or any such person or entity  shall have any  right,  title or  interest  in, or any right to  withdraw  any amount from,  the Series 2000-1  Principal  Funding  Account or any
Group I Account,  except as expressly  provided herein.  Schedule 1 to this  Series  2000-1  Supplement,  which is hereby  incorporated into and made part of this  Series  2000-1  Supplement,  identifies the  Series  2000-1  Principal  Funding  Account  and each  Group I
Account by setting forth the account  number of such  account,  the
account   designation   of  such   account  and  the  name  of  the
institution  with which such  account  has been  established.  If a substitute  Principal  Funding  Account or a substitute  for any of the Group I Accounts is established  pursuant to this Section,  the
Servicer  shall  provide  to  the  Indenture   Trustee  an  amended
Schedule  1,  setting  forth  the  relevant  information  for  such substitute Principal Funding Account or Group I Account.

(8)   Pursuant to the authority  granted to the Servicer in Section
8.2 of the  Indenture  and  Section  3.1(a) and  Section 4.2 of the
Trust Sale and  Servicing  Agreement,  the Servicer  shall have the
power,   revocable  by  the  Indenture   Trustee  to  instruct  the
Indenture  Trustee  to  make  withdrawals  and  payments  from  the
Series  2000-1  Principal  Funding  Account  or any of the  Group I
Accounts  for  the  purposes  of  carrying  out the  Servicer's  or
Indenture Trustee's duties hereunder.

SECTION 1.7.    Allocation  of Group  Collections  to the  Group I
Noteholders.  On  each  Business  Day,  Group  Collections  will be allocated  to all Series in Group I in the  following  amounts  and priorities:

(1)   Prior to Group I  Amortization  Period.  On each Business Day
(other  than a  Business  Day  falling  in a Group  I  Amortization
Period),  the  Servicer  shall  allocate to Group I an amount equal to  the  Group  Collections  for  the  following  purposes,  in the priority  indicated  (and  to  the  extent  Group  Collections  are available):

(1)   first,  to the  Carrying  Cost Account to the extent that the balance  therein  is less  than  the  Carrying  Cost  Account
      Specified Amount.

(2)   second,  if the Net Invested  Amount is greater than the Base
      Amount,  to the Equalization  Account in an amount sufficient to reduce the Net  Invested  Amount to an amount equal to the greater of (a) zero and (b) the Base  Amount;  provided  that during  any  Series  Amortization  Period  for any  Series in
      Group  I,  funds  that  would  otherwise  be  required  to be deposited (or retained) in the Equalization  Account pursuant to this  priority  second  shall  instead be deposited in the
      Principal  Funding  Account for the related  Series (and,  if there is more than one such Series,  shall be divided ratably
      between  such  Series,   on  the  basis  of  the   respective
      Principal  Deposit  Amounts  of each  such  Series),  but the amount  deposited in any Principal  Funding  Account shall in no event cause the balance  therein to exceed the  applicable
      Principal  Deposit  Amount  (and  any  remaining  amount  not deposited  in a  Principal  Funding  Account  because of this limitation  shall be shared among the other Series in Group I
      (ratably  as  described  above),  in each case to the  extent that it will not cause the balance in each Principal  Funding
      Account to exceed the applicable  Principal  Deposit  Amount, and any remaining  amount shall be deposited (or retained) in the Equalization Account);

(3)   third,  if the  Base  Amount  is less  than  zero  after  the allocations  pursuant to priority second, to the Equalization
      Account  until the  amount  on  deposit  in the  Equalization
      Account  equals the result of (a) the Group  Invested  Amount minus (b) the  balances on deposit in the  Principal  Funding
      Accounts  for all  Series in Group 1 minus (c) the  Aggregate
      Retained  Balances  plus (d) the  Carrying  Cost  Receivables
      Reserve;

(4)   fourth,  if the Base  Amount  is less  than  zero  after  the allocations  pursuant to priority  third and if the  Negative
      Carry Account  Funded Date has not occurred,  to the Negative
      Carry Account  until the  aggregate  amount on deposit in the
      Negative  Carry  Account  equals  the sum of  clause  (a) and clause (b) of the  definition of Negative  Carry  Receivables
      Reserve;

(5)   fifth,  during any Series  Amortization Period for any Series in Group I, to the principal  funding account for such Series until  the  amount  on  deposit  in  such  Principal  Funding
      Account for such Series equals the Principal  Deposit Amount;
      provided that

(1)   the amount allocated to all Series in the aggregate  pursuant to this  priority  fifth on any  Business  Day shall not
           exceed  the  product  of  (x)  the  Investor  Allocation
           Percentage,  multiplied  by  (y)  the  excess  of  Group
           Collections over the amounts  allocated on that Business
           Day pursuant to priorities first through fourth, and

(2)   if  more  than  one   Series  in  Group  I  is  in  a  Series
           Amortization  Period,  the amount so allocated  shall be
           divided  ratably  between each  Series,  on the basis of
           the respective  Principal  Deposit  Amounts of each such
           Series,  but  the  amount  deposited  in  the  Principal
           Funding  Account for each Series shall in no event cause
           the balance  therein to exceed the applicable  Principal
           Deposit  Amount (and any remaining  amount not deposited
           in  a  Principal   Funding   Account   because  of  this
           limitation  shall be shared  among  the other  Series in
           Group I (ratably as  described  above),  in each case to
           the extent  that it will not cause the  balance  therein
           to exceed the applicable Principal Deposit Amount); and

(6)   sixth,   the   balance  to  the  Seller  in  respect  of  the
      Certificates,  provided that  following the occurrence of the
      Early  Amortization  Event set forth in Section  6.01(a)(vi), funds  otherwise  allocable  to the  Seller  will  instead be deposited  in the  Equalization  Account in  accordance  with
      Section  6.01(a)(vi);  and provided further,  that the Seller may,  from time to time,  direct the  Servicer  to direct the
      Indenture  Trustee  to hold  all or part of the  funds  to be paid  pursuant  to  this  priority  sixth  in the  Collection
      Account  to be applied as Group  Collections  (or  applied as collections  for a  Series  which  is not in  Group I) on the following Business Day.

(2)   During  Group I  Amortization  Period.  On each  Business Day falling  in a Group I  Amortization  Period  and prior to or on the
Group I Final  Allocation  Date,  the Servicer shall allocate Group
Collections to the following  purposes,  in the priority  indicated
(and to the extent of the availability of Group Collections):

(1)   first,  to the  Carrying  Cost Account to the extent that the balance  therein  is less  than  the  Carrying  Cost  Account
      Specified Amount.

(2)   second,  to each Principal  Funding Account and to the Seller
      (or, prior to the Holdback Account  Termination  Date, to the
      Holdback Account) in the following amounts:

(1)   the  amount  to  be  transferred  to  the  Principal  Funding
           Accounts  in the  aggregate  shall  equal the product of
           (i) the Investor  Allocation  Percentage,  multiplied by
           (ii) the  excess of Group  Collections  over the  amount
           allocated  on that  Business  Day  pursuant  to priority
           first,  provided that such amount shall be divided among
           the Principal  Funding  Accounts for all Series in Group
           I on the basis of the respective  outstanding  principal
           balance of each such Series,  and provided  further that
           the  amount  so  deposited  in  each  Principal  Funding
           Account  shall in no event cause the balance  therein to
           exceed the Principal Deposit Amount for that Series; and

(2)   the amount to be  transferred to the Seller (or, prior to the
           Holdback  Account  Termination  Date,  to  the  Holdback
           Account)  shall  equal the product of (i) 100% minus the
           Investor  Allocation  Percentage  multiplied by (ii) the
           excess of Group  Collections  over the amount  allocated
           on that Business Day pursuant to priority first; and

(3)   third,  the balance to the Seller (or at the Seller's option, to a Series in a group  other  than Group I),  provided  that prior  to the  Holdback  Account  Termination  Date,  amounts payable to the Seller  pursuant to this priority  third shall be deposited  into the Holdback  Account and held as provided below.

SECTION 1.8.    Subordination of the Certificates.

(1)   Allocation   of   Dilution   and   Warranty   Set-Offs.   The
Certificates  will be  subordinated  to the Notes in the allocation of Dilution and  Warranty  Set-Offs to the extent  described  below and in right of  payment  to the extent  described  under  Section
4.03.

(1)   Prior to a Group I  Amortization  Period,  all Dilution as to
      which the Seller  has not paid the  Transfer  Deposit  Amount and all Warranty  Set-Offs will reduce the  principal  amount of the  Certificates.  During a Group I Amortization  Period,
      all  Dilution  as to  which  the  Seller  has  not  paid  the
      Transfer  Deposit  Amount and all Warranty  Set-Offs  will be
      allocated   to   the   Certificates   until   the   Available
      Subordinated Amount has been reduced to zero.

(2)   The  Available  Subordinated  Amount  will be reduced on each
      Cut-Off  Date  during a Group I  Amortization  Period  by the amount of the  Investor  Allocable  Dilution/Warranty  Amount
      with  respect  to the ASA  Measuring  Period  ending  on that
      Cut-Off  Date but will be  reinstated  in the  amount  of any
      Investor   Allocable   Dilution/Warranty   Adjustments   with
      respect  to that ASA  Measuring  Period  (to the  extent  not
      applied    to    reinstate     Investor     Dilution/Warranty
      Charge-Offs).  In no event  will the  Available  Subordinated
      Amount  at any time be less  than  zero or  greater  than the initial  Available  Subordinated  Amount  as of the  Group  I
      Amortization Calculation Date.

(3)   In each Monthly Report  required to be delivered  during each
      Group I  Amortization  Period,  if  any,  the  Servicer  will calculate  the  Investor  Dilution/Warranty  Charge-Offs,  if
      any, for the most  recently  ended ASA Measuring  Period.  If the Investor Dilution/Warranty  Charge-Offs calculated in any
      Monthly Report exceed zero,  the Group  Invested  Amount will be reduced by the  amount of the  Investor  Dilution/Warranty
      Charge-Offs  with effect from the related  Payment Date.  Any such  reduction  shall be allocated to the principal  balance of each  Series in Group I ratably  in  accordance  with such principal balances.

(4)   In each  Monthly  Report  required to be  delivered  during a
      Group  I   Amortization   Period,   the  Servicer  will  also
      calculate  the Investor  Allocable  Dilution/Warranty  Amount
      and the Investor Allocable Dilution/Warranty  Adjustments for
      the  most  recently  ended  ASA  Measuring   Period.  If  the
      Investor  Allocable  Dilution/Warranty  Amount  calculated in any Monthly  Report is greater than zero, and there are funds in the  Holdback  Account,  then those funds (up to an amount
      equal   to   the   amount   of   the    Investor    Allocable
      Dilution/Warranty  Amount),  will be  applied  (A) first,  to cover Current  Carrying Costs,  (B) second,  to the Principal
      Funding Accounts to cover the Principal  Deposit Amounts with respect to all  outstanding  Series in Group I  (ratably,  in accordance with such Principal Deposit  Amounts),  (C) third, to cover any  additional  amounts owed to  Noteholders of any
      Series in Group I and (D) fourth,  to cover any Servicing Fee owed to Navistar Financial or any of its affiliates.

(5)   If the Available  Subordinated  Amount or the Group  Invested
      Amount has been reduced on account of any Investor  Allocable
      Dilution/Warranty  Amount,  then (A) any  Investor  Allocable
      Dilution/Warranty  Adjustments with respect to any Collection
      Period  ending  after the  reduction  takes place and (B) any additional  funds deposited in the Holdback  Account shall be allocated (x) first,  to reinstate the Group Invested  Amount and  (y) second,  to  reinstate  the  Available  Subordinated
      Amount,   in  each  case  to  the   extent   not   previously
      reinstated.   Any  funds   allocated   as   provided  in  the
      preceding  sentence on any day shall be applied in accordance with the priorities set forth in the preceding paragraph.

(2)   Allocation   of  Losses.   The   Certificates   will  not  be
subordinated  to the  Series  2000-1  Notes  in the  allocation  of
Write-Offs.  Instead,  any  Write-Offs  will be  allocated  between the  Certificateholders  and the Noteholders,  as described in this
Section 4.04(b).

(1)   During a Group I Amortization  Period,  Net Losses for an ASA
      Measuring  Period  (including any Write-Off  which gives rise to a Group I  Amortization  Period)  will be allocated to all
      Series  of  Notes  in  Group  I in an  amount  equal  to  the
      Investor Allocable Losses.

(2)   In each Monthly Report  required to be delivered  during each
      Group I  Amortization  Period,  if  any,  the  Servicer  will calculate  the  Investor  Allocable  Losses and the  Investor
      Allocable   Recoveries   for  the  most  recently  ended  ASA
      Measuring  Period.  If  there  are  any  Investor   Allocable
      Losses  for an  ASA  Measuring  Period,  the  Group  Invested
      Amount  will  be  reduced  by the  amount  of  such  Investor
      Allocable  Losses with effect from the related  Payment Date.
      Any  such  reduction  shall  be  allocated  to the  principal balance of each Series in Group I ratably in accordance  with such principal balances.
(1)
(3)   If the Group  Invested  Amount has been reduced on account of any Investor  Allocable Losses,  then any Investor  Allocable
      Recoveries  with  respect  to any  Collection  Period  ending
      after  the  reduction   takes  place  will  be  allocated  to
      reinstate the Group  Invested  Amount,  to the extent of such prior  reductions that have not previously  been  reinstated,
      with  effect  from  the  related   Payment  Date.   Any  such
      reinstatement  will be allocated to the principal balances of all  outstanding  Series in Group I  (ratably  in  accordance with their principal  balances) until all prior reductions to such  principal  balances  on account of  Investor  Allocable
      Losses have been reinstated.

(3)   Holdback  Account.  If at any  time  prior  to  the  Holdback
Account  Termination  Date,  the  amount of funds on deposit in the
Holdback   Account  exceeds  the  difference  of  (i) the  Investor
Repayment  Amount  minus  (ii) the amount of funds then held in the
Carrying  Cost  Account,   the  Negative   Carry  Account  and  the
Principal  Funding  Accounts that are available to pay the Investor
Repayment  Amount,  then the amount of such  excess  funds shall be released  from the  Holdback  Account  and paid to the  Seller.  On
the  Holdback   Account   Termination   Date,  the  Servicer  shall
calculate  an  amount  equal to (A) the  aggregate  amount of funds held in the  Holdback  Account,  minus (B) the  aggregate  Investor
Allocable  Dilution  for the  Group  I  Amortization  Period  as to
which  no  Investor  Allocable   Dilution   Adjustments  have  been
received.  The  amount of such  difference,  if  positive,  will be paid to the Seller.  The funds  remaining in the  Holdback  Account
after  the  payment  of  such   amount  to  the  Seller   shall  be
transferred  to the  Collection  Account  and  applied to the items listed in  Section  4.03(b),  in that  order  (except  that no such funds  shall be  allocated  to the Seller or the  Holdback  Account pursuant to Section  4.03(b)(ii)  and the amount  allocable to each
Principal  Funding  Account shall not be limited by  application of the Investor Allocation Percentage).

SECTION 1.9.    Negative Carry Account.

(1)    The  Negative  Carry  Account  may be a  sub-account  of the
Equalization   Account,   although   references   herein   to   the
Equalization   Account   will  not  include  the   Negative   Carry
Account.  The Negative  Carry  Account shall be designated a "Group
Account"  as  provided  in  the  definition  thereof  in  Part I to
Exhibit A of the Trust Sale and Servicing Agreement.

SECTION 1.10.   Equalization Account.

(1)   On any day on which the Base Amount  exceeds the Net Invested
Amount,  the Servicer  shall cause an amount equal to the excess of the Base Amount over the Net Invested  Amount to be withdrawn  from the Equalization Account and paid to the Seller.

(2)   The  Servicer  will deposit in the  Equalization  Account the net  proceeds  from the  issuance  of any new Series of Notes which are part of Group I or any  increase  in the  principal  balance of any  Series of Notes  which are part of Group I, in either  case in an amount equal to the excess of the Net  Invested  Amount over the
Base  Amount.  The  remainder of such funds may be  distributed  to the  Certificateholders  or, at their  direction,  deposited in the
Equalization  Account.  In  addition,  the  Certificateholders  may direct  the  Servicer,  Owner  Trustee  and  Indenture  Trustee  to
deposit    any    amounts    otherwise    distributable    to   the
Certificateholders into the Equalization Account.

SECTION 1.11.   Incorporation of Exhibit B.

(1)   The  terms  and  computations  set  forth  in  Exhibit  B are incorporated into the terms of this Series 2000-1 Supplement.

                           ARTICLE V

                   DISTRIBUTIONS AND REPORTS
                 TO SERIES 2000-1 NOTEHOLDERS

SECTION 1.12.   Distributions.

(1)   On each Payment  Date,  the  Indenture  Trustee,  acting upon instructions  from the Servicer,  shall pay to the  Noteholders  in each  Series in Group I  (including  the Series  2000-1  Notes) the following  amounts in the following  order of priority from amounts available for allocations thereto:

(1)   Monthly Interest,  to the extent funds are available for such
      amounts  from:   first,  the  Carrying  Cost  Account  (after
      payment of the Monthly  Servicing Fee as provided in Section
      3.01);  second, the Negative Carry Account; and third, to the extent  that  funds in the  Equalization  Account  exceed the
      Group  Invested  Amount minus the  aggregate  balance in each
      Principal   Funding  Account  for  Series  in  Group  I,  the
      Equalization  Account  (and in the  event  of any  shortfall,
      Monthly  Interest will be paid ratably in accordance with the total amount of interest owed to each Series);

(2)   on each Principal  Payment Date, the Indenture  Trustee shall distribute to each Series 2000-1  Noteholder of record on the preceding  Record  Date  (other  than as  provided in Section
      2.7(c)  of the  Indenture  respecting  a final  distribution)
      such Series 2000-1  Noteholder's pro rata share (based on the aggregate fractional undivided interests  represented by such
      Series  2000-1 Notes held by such Series  2000-1  Noteholder)
      of the  amounts on deposit  in the  Series  2000-1  Principal
      Funding   Account  as  is  payable  to  such  Series   2000-1
      Noteholder on such Payment Date pursuant to Section 4.03; and

(3)   if, on any  Payment  Date  falling in a Group I  Amortization
      Period,  the funds on deposit in the  Carrying  Cost  Account and the Negative  Carry  Account are equal to or greater than the Net Invested  Amount (after giving effect to all payments required by the preceding  paragraphs),  then an amount equal to the Net  Invested  Amount  shall  be  withdrawn  from  the
      Carrying  Cost  Account and the  Negative  Carry  Account and
      paid to the  Noteholders to reduce the Net Invested Amount to zero.

(2)   Except as provided in Section  2.7(c) of the  Indenture  with respect to a final  distribution,  distributions  to Series  2000-1
Noteholders  hereunder  shall  be  made  by  check  mailed  to each
Series 2000-1  Noteholder at such  Noteholder's  address  appearing in the Note  Register  without  presentation  or  surrender  of any
Series  2000-1  Note  or  the  making  of  any  notation   thereon;
provided,  however,  that,  with  respect  to Series  2000-1  Notes registered in the name of a Depository,  such  distributions  shall be made to such Depository in immediately available funds.

SECTION 1.13.   Reports   and   Statements   to   Series   2000-1
Noteholders.

(1)   On or prior to each  Payment Date  (including  each date that corresponds  to a  Principal  Payment  Date),  commencing  with the initial  Payment  Date,  the Servicer will provide to the Indenture
Trustee,  and on each Payment  Date,  the  Indenture  Trustee shall forward to each Series  2000-1  Noteholder  (provided the Indenture
Trustee has received  such report from the  Servicer),  a statement prepared by the  Servicer,  substantially  in the form  attached as
Exhibit  C  hereto,   setting  forth  the   following   information
relating to the Trust and the Series 2000-1 Notes:

(1)   the total amount paid to Noteholders;

(2)   the amount,  if any, of the payment allocable to principal on the Series 2000-1 Notes;

(3)   the  amount  of the  payment  allocable  to  interest  on the
      Series 2000-1 Notes;

(4)   the aggregate  outstanding  principal  balance for the Series
      2000-1 Notes,  after giving  effect to all payments  reported under (ii) above on that date;

(5)   the amount of the Monthly  Servicing Fee paid to the Servicer with respect to the related Collection Period or Periods,  as the case may be;

(6)   the interest  rate  applicable  for the next Payment Date for the Series 2000-1 Notes if determinable prior to such date;

(7)   the   amount  of   Receivables   that   became   Disqualified
      Receivables during the related Collection Period;

(8)   the  accumulated  but unpaid  interest,  if any, and Investor
      Dilution/Warranty  Charge-Offs and Investor Allocable Losses,
      if any, on the Series  2000-1 Notes and the change in each of such amounts from the preceding Payment Date;

(9)   the  balance of the  Equalization  Account on the last day of the related  Collection Period after giving effect to changes therein or payments therefrom on such date;

(10)  the balance of the  Carrying  Cost Account on the last day of the related  Collection Period after giving effect to changes therein or payments therefrom on such date;

(11)  the balance of the Negative Carry Account.

      Each  amount set forth  pursuant to  subclauses  (i) and (ii)
will be  expressed  as a dollar  amount per  $1,000 of the  initial principal balance of the Series 2000-1 Notes.

(2)   A copy of each statement  provided  pursuant to paragraph (a)
will  be made  available  for  inspection  at the  Corporate  Trust
Office of the Indenture Trustees.

(3)   On or before April 30 of each calendar  year,  beginning with calendar year 2001,  the  Indenture  Trustee shall furnish or cause to be  furnished  to  each  Person  who  at  any  time  during  the preceding  calendar  year was a Series 2000-1  Noteholder  (or Note
Owner),   a  report   prepared  by  the  Servicer   containing  the
information  which is required to be contained in the  statement to
Series  2000-1  Noteholders  as set forth in  paragraph  (a) above, aggregated  for  such  calendar  year  or  the  applicable  portion thereof  during  which such Person (or any related  Note Owner) was a Series  2000-1  Noteholder  (or Note Owner).  The Servicer  shall prepare  and the  Indenture  Trustee  shall  furnish to each person who was a Series  2000-1  Noteholder  (or Note  Owner)  during  the preceding  calendar  year in the time and  manner  required  by the
Code such  information  as is  required to be provided by an issuer of  indebtedness  under the  Code,  including  Forms  1099 and such other  customary  information  as is necessary to enable the Series
2000-1  Noteholders  (or Note Owners) to prepare their tax returns.
Such  obligation of the  Indenture  Trustee shall be deemed to have
been  satisfied  to  the  extent  that   substantially   comparable
information  shall be provided by the  Indenture  Trustee  pursuant to any requirements of the Code as from time to time in effect.

                          ARTICLE VI

                   EARLY AMORTIZATION EVENTS

SECTION 1.14.   Additional Early Amortization Events.

(1)   In  addition  to the Early  Amortization  Events set forth in
Section  5.17 of the  Indenture,  except as  provided  in  Section
6.01(b),  the  occurrence  of any of the  following  events  shall, immediately  upon the  occurrence  thereof  without notice or other action on the part of the  Indenture  Trustee or the Series  2000-1
Noteholders,  be deemed to be an Early  Amortization  Event  solely with respect to Series 2000-1:

(1)   failure on the part of Seller:

(1)   to make any payment or deposit  required within five Business
           Days after the date such  payment or deposit is required
           to be made; or

(2)   to  observe  or perform  in any  material  respect  any other
           material   covenants   or   agreements   of  the  Seller
           contained  in  any  of  the   Transfer   and   Servicing
           Agreements  which  continues  unremedied for a period of
           60 days  after  written  notice to the  Seller  from the
           Indenture Trustee or the Series 2000-1  Noteholders,  as
           provided herein;

(2)   any  representation  or warranty made by the Seller  pursuant to the Transfer and Servicing  Agreements proves to have been
      incorrect  in  any   material   respect  when  made  or  when
      delivered,  and such representation and warranty continues to be incorrect or uncured in any material  respect for a period of 60  days  after  written  notice  to the  Seller  and as a
      result  of  which  the   interest   of  the   Series   2000-1
      Noteholders are materially and adversely affected;  provided, however,  that such an Early  Amortization Event shall not be deemed to occur if the Seller  has  repurchased  the  related
      Receivables;

(3)   International   fails  to  convey   Receivables  to  Navistar
      Financial  pursuant to the Engine  Accounts Sale Agreement as required  thereby,  Navistar  Financial  fails to convey  the
      Receivables  to  the  Seller   pursuant  to  the  Receivables
      Purchase  Agreement  as required  thereby or the Seller fails to convey the  Receivables to the Trust pursuant to the Trust
      Sale and  Servicing  Agreement as required  thereby,  and any such  failure has a material  adverse  effect upon the Series
      2000-1 Noteholders;

(4)   a Servicing  Default  that has a material  adverse  effect on the Series 2000-1 Noteholders shall occur and be continuing;

(5)   the Net Invested  Amount exceeds the Base Amount for a period of five or more consecutive Business Days;

(6)   the  senior  unsecured  debt  rating  of  Navistar  Financial
      Corporation  (or if  there  is no such  rating  for  Navistar
      Financial  Corporation,  the senior  unsecured debt rating of
      Navistar  International  Corporation)  is  (a)  withdrawn  or reduced  on any  occasion  to a level  at or  below  "BB-" by
      Standard & Poor's,  (b)  withdrawn or reduced on any occasion to a level at or below "B1" by Moody's,  or (c)  withdrawn or reduced  on any  occasion  to a level  at or  below  "BB-" by
      Fitch,  and such withdrawal or downgrade  continues in effect for 30 days  (unless  within  such 30 days the Rating  Agency which  withdrew or reduced  such rating has  reconfirmed  the rating of the Notes which was in effect  immediately prior to such withdrawal or downgrade;  provided,  however, that until
      such  Rating  Agency  has   reconfirmed   such  rating,   all
      Collections   otherwise   allocable  to  the  Seller  or  any
      Certificateholders   will  instead  be  deposited   into  the
      Equalization Account); and

(7)   Navistar International  Corporation no longer owns at least a majority  of the  common  stock of  International,  or either
      Ford or International  assigns all of the Supply Contracts to one or more  non-affiliates,  and 30 days have  passed  since the  occurrence of either such event  (unless  within such 30 days each  Rating  Agency has  reconfirmed  the rating of the
      Series 2000-1 Notes which was in effect  immediately prior to such event).

(2)   Upon the occurrence of an Early  Amortization Event described in Section  5.17 of the  Indenture,  an Early  Amortization  Period
will  commence  immediately  without any notice or other  action on the part of any other  party.  On the  fifth  day after the  Seller receives  notice or otherwise  becomes  aware of the  occurrence of an Early  Amortization  Event described in clause (i), (ii), (iii),
(iv),  (vi) or (vii)  above,  an  Early  Amortization  Period  will commence  without  any  notice  or other  action on the part of any other  party,  unless  waived by the  Required  Holders  (or in the case of clauses (vi) and (vii),  all Series 2000-1  Noteholders) or otherwise  cured prior to such fifth day.  Upon the  occurrence  of an Early  Amortization  Event  described  in clause (v)  above,  an
Early  Amortization  Period will commence without any notice or any other  action on the part of any other  party;  provided,  however, that if such Early  Amortization  Event has been  cured,  it may be waived by the  holders of 66 2/3% of the  principal  balance of the
Series   2000-1   Notes.   Upon  the   occurrence   of  any   Early
Amortization  Event  described  in  any  clause  above,  after  the applicable  grace  period,  if any, set forth in such  clause,  the
Indenture  Trustee  may  (and,  at the  direction  of the  Required
Holders,  shall) by notice  then given in writing to the Seller and
Navistar  Financial,  declare that an Early Amortization Period has commenced as of the date of the Seller's receipt of the notice.

SECTION 1.15.   Recommencement  of  the  Revolving  Period.  If any
Early  Amortization  Event (other than an Early  Amortization Event described in Section 5.17 of the Indenture)  occurs,  the Revolving
Period will  recommence  following (i)  satisfaction  of the Rating
Agency  Condition  and (ii)  receipt of the consent of  Noteholders evidencing  at least a majority of the aggregate  unpaid  principal
amount  of  the  Series   2000-1  Notes  to  such   recommencement,
provided that no other Early  Amortization  Event that has not been
cured  or  waived  as   described   herein  has  occurred  and  the
scheduled termination of the Revolving Period has not occurred.

                          ARTICLE VII

          OPTIONAL REDEMPTION, TRANSFER RESTRICTIONS

SECTION 1.16.   Optional Repurchase.

(1)   The  Series   2000-1   Notes  will  be  subject  to  optional
repurchase  in an  amount  equal  to the  Redemption  Price  by the
Seller  on any  Payment  Date  following  the  Amortization  Period
Commencement  Date  after  the  aggregate   outstanding   principal
balance of the  Series  2000-1  Notes is reduced to an amount  less than  or  equal  to  $10,000,000  (10% of the  initial  outstanding principal balance of the Series 2000-1 Notes).

(2)   The  Servicer  shall give the  Indenture  Trustee at least 10 days'  prior  written  notice  of the  Payment  Date on  which  the
Servicer intends to exercise such purchase  option.  Not later than
10:00  a.m.   (New  York  City  time)  on the  day  preceding  such
Payment  Date,  the Servicer  shall  deposit an amount equal to the
Redemption  Price  (less  any  amount  held  in the  Carrying  Cost
Account  to be  distributed  on that  Payment  Date  to the  Series
2000-1  Noteholders) into the Collection  Account.  Such repurchase option is  subject  to  payment  in full of the  Redemption  Price.
Such  amount   deposited  in  the   Collection   Account  shall  be
distributed as set forth in Section 8.01.

SECTION 1.17.   Transfer Restrictions.

(1)   During  the period  commencing  on the  Closing  Date for the
Series  2000-1  Notes and  ending on the 40th day  thereafter  (the
"Distribution  Compliance  Period"),  a beneficial  interest in any
Temporary  Regulation  S Global  Note may not be  transferred  to a
U.S.  Person,  unless  the  beneficial  interest  in the  Temporary
Regulation  S Global Note is exchanged  for a  beneficial  interest in the  Rule  144A  Global  Note,  and then  only if such  exchange occurs in  connection  with a transfer  pursuant to Rule 144A under the  Securities  Act  and  the  transferor  first  delivers  to the
Indenture  Trustee a written  certificate  to the effect  that such transfer is being made to a Person that the  transferor  reasonably believes  is a QIB  purchasing  for its own  account or the account of a  "qualified  institutional  buyer"  (as  defined  in Rule 144A under the  Securities  Act) (a "QIB") in a transaction  meeting the
requirements   of  Rule  144A  under  the  Securities  Act  and  in
accordance  with all applicable  securities laws of all U.S. states and other jurisdictions.

(2)   Beneficial  interests  in a  Rule  144A  Global  Note  may be transferred  to a  Person  that  takes  delivery  in the form of an interest  in a Temporary  Regulation  S Global  Note,  prior to the expiration  of the  Distribution  Compliance  Period,  only  if the transferor  first  delivers  to the  Indenture  Trustee  a  written certificate  to the  effect  that such  transfer  is being  made in accordance  with  Rule  903  or  904  of  Regulation  S  under  the
Securities Act.

(3)   Any  beneficial  interest in one of the Global  Notes that is transferred  to a  Person  that  takes  delivery  in the form of an interest in another Global Note will,  upon  transfer,  cease to be an  interest  in the  first  such  Global  Note and will  become an
interest  in  the  other   Global  Note  and,   accordingly,   will
thereafter  be  subject  to all  transfer  restrictions  and  other procedures  applicable  to such  beneficial  interest in such other
Global Note for so long as it remains such an interest.

(4)   In addition to the  foregoing  restrictions,  the transfer of the Series 2000-1 Notes,  or beneficial  interests  therein,  shall be subject to the restrictions  set forth in the respective  Global
Notes attached hereto.

                         ARTICLE VIII

          FINAL DISTRIBUTIONS, STATED FINAL MATURITY

SECTION 1.18.   Acquisition  of Notes  Pursuant to Section 10.1 of
the  Indenture;  Distributions  Pursuant  to Section  7.01 of this
Series 2000-1 Supplement or Section 8.04 of the Indenture.

(1)   The  amount  to be paid by the  Issuer to the  Series  2000-1
Principal  Funding  Account in  connection  with a purchase  of the
Notes  pursuant to Section  10.1 of the  Indenture  shall equal the
Redemption  Price  (less  any  amount  held  in the  Carrying  Cost
Account  to be  distributed  on that  Payment  Date  to the  Series
2000-1  Noteholders)  for the Payment Date on which such repurchase occurs.

(2)   With  respect to the  amount  deposited  into the  Collection
Account pursuant to Section 7.01 of Series 2000-1  Supplement,  the
Indenture  Trustee shall,  not later than 10:00 a.m. (New York City time),  on the Payment  Date on which such  amounts  are  deposited
(or,  if  such  date  is not a  Payment  Date,  on the  immediately following  Payment  Date)  deposit  such  amount  into  the  Series
2000-1 Principal Funding Account.

(3)   Notwithstanding  anything  to the  contrary  in  this  Series
2000-1  Supplement or the  Indenture,  the entire amount  deposited
in  the  Series  2000-1  Principal   Funding  Account  pursuant  to
Section  8.01  hereof and amounts on deposit in the  Carrying  Cost
Account in respect of Monthly  Interest on the Series  2000-1 Notes shall be  distributed  in full to the Series 2000-1  Noteholders on such date and any  distribution  made  pursuant  to  paragraph  (b)
above  shall  be  deemed  to be a final  distribution  pursuant  to
Section  8.4 of the  Indenture  with  respect to the Series  2000-1
Notes.

SECTION 1.19.   Stated Final Maturity Date.

(1)   Following the  occurrence  of the Stated Final  Maturity Date for the Series 2000-1  Notes,  Series  2000-1  Noteholders  will no
longer  have  any   interest  in  the   Receivables   and  all  the
representations  and  covenants  of the  Seller  and  the  Servicer
relating   to  the   Receivables,   as  well  as  other   specified
provisions   of  the   Indenture  and  all  remedies  for  breaches
thereof,  will  no  longer  accrue  to the  benefit  of the  Series
2000-1  Noteholders.  In  addition,   following  the  Stated  Final
Maturity  Date,  no  Group  Collections,  Recoveries,  or  Transfer
Deposit  Amounts in respect of Dilution or Warranty  Set-Offs  will be allocated to the Series 2000-1 Notes.

                          ARTICLE IX

                   MISCELLANEOUS PROVISIONS

SECTION 1.20.   Ratification  of  Agreement.   As  supplemented  by
this Series  2000-1  Supplement,  the  Indenture is in all respects ratified and  confirmed  and the  Indenture as so  supplemented  by this Series 2000-1  Supplement  shall be read,  taken and construed as one and the same instrument.

SECTION 1.21.   Counterparts.  This Series  2000-1  Supplement  may
be executed in two or more  counterparts  (and by different parties on separate  counterparts) each of which shall be an original,  but
all  of  which   together   shall   constitute  one  and  the  same
instrument.

SECTION 1.22.   GOVERNING   LAW.  THIS  Series  2000-1   Supplement
SHALL BE  CONSTRUED  IN  ACCORDANCE  WITH THE LAWS OF THE  STATE OF
ILLINOIS,  WITHOUT  REFERENCE  TO ITS OR ANY  OTHER  JURISDICTION'S
CONFLICT  OF  LAW  PROVISIONS,  AND  THE  OBLIGATIONS,  RIGHTS  AND
REMEDIES  OF  THE  PARTIES   HEREUNDER   SHALL  BE   DETERMINED  IN
ACCORDANCE WITH SUCH LAWS.

SECTION 1.1.

      IN WITNESS  WHEREOF,  the Issuer  and the  Indenture  Trustee
have caused this Series  2000-1  Supplement  to be duly executed by their respective  officers,  thereunto duly  authorized,  all as of the day and year first above written.

                          TRUCK ENGINE RECEIVABLES MASTER  TRUST

                               By:  Chase   Manhattan   Bank   USA,
                                    National  Association,  not  in
                                    its  individual   capacity  but
                                    solely as Owner Trustee

                               By:
_________________________________
                                    Name:
                                    Title:

                               THE  BANK  OF NEW  YORK,  not in its
                               individual  capacity  but  solely as
                               Indenture Trustee

                               By:
_________________________________
                                    Name:
                                    Title:

Acknowledged and Accepted:

NAVISTAR FINANCIAL CORPORATION,
Servicer

By:_____________________________
Name: R. Wayne Cain
Title:     Vice President and Treasurer

--------------------------------------------------------------------------------

                               A1-1

                                                  EXHIBIT A-1
                [FORM OF RULE 144A GLOBAL NOTE]

                          REGISTERED               $__________

No. R-_

THIS  NOTE  (OR  ITS  PREDECESSOR)  WAS  ORIGINALLY   ISSUED  IN  A
TRANSACTION  EXEMPT  FROM  REGISTRATION  UNDER  THE  UNITED  STATES
SECURITIES  ACT OF 1933,  AS AMENDED (THE  "SECURITIES  ACT"),  AND
MAY NOT BE OFFERED,  SOLD OR OTHERWISE  TRANSFERRED  IN THE ABSENCE
OF SUCH  REGISTRATION OR AN APPLICABLE  EXEMPTION  THEREFROM.  EACH
PURCHASER OF THIS NOTE (OR AN INTEREST  HEREIN) IS HEREBY  NOTIFIED
THAT THE SELLER OF THIS NOTE (OR SUCH  INTEREST)  MAY BE RELYING ON
THE EXEMPTION  FROM THE  PROVISIONS OF SECTION 5 OF THE  SECURITIES
ACT PROVIDED BY RULE 144A THEREUNDER ("RULE 144A").

THE HOLDER OF THIS NOTE  AGREES FOR THE  BENEFIT OF THE ISSUER THAT
(A)  THIS  NOTE  MAY  BE  OFFERED,  RESOLD,  PLEDGED  OR  OTHERWISE
TRANSFERRED  ONLY (I)  INSIDE THE  UNITED  STATES TO A PERSON  WHOM
THE SELLER REASONABLY  BELIEVES IS A QUALIFIED  INSTITUTIONAL BUYER
(AS  DEFINED  IN  RULE  144A  UNDER  THE   SECURITIES   ACT)  IN  A
TRANSACTION  MEETING THE  REQUIREMENTS  OF RULE 144A,  (II) OUTSIDE
THE UNITED STATES IN AN OFF SHORE  TRANSACTION  IN ACCORDANCE  WITH
RULE 904 UNDER THE  SECURITIES  ACT, (III) PURSUANT TO AN EFFECTIVE
REGISTRATION  STATEMENT  UNDER THE SECURITIES  ACT, AND, IN EACH OF
CASES  (I)  THROUGH  (III),   IN  ACCORDANCE  WITH  ANY  APPLICABLE
SECURITIES  LAWS OF ANY  STATE  OF THE  UNITED  STATES  AND (B) THE
HOLDER WILL,  AND EACH  SUBSEQUENT  HOLDER IS REQUIRED  TO,  NOTIFY
ANY  PURCHASER  OF THIS  NOTE  FROM IT OF THE  RESALE  RESTRICTIONS
REFERRED TO IN (A) ABOVE.

              SEE REVERSE FOR CERTAIN DEFINITIONS

                                       CUSIP NO. _____________

--------------------------------------------------------------------------------

                               A1-9

                Unless   this   Note   is   presented   by  an
      authorized   representative   of  The  Depository  Trust
      Company, a New York corporation  ("DTC"),  to the Issuer
      or its agent for  registration of transfer,  exchange or
      payment,  and any Note issued is  registered in the name
      of Cede & Co. or in such other name as is  requested  by
      an authorized  representative of DTC (and any payment is
      made  to  Cede  & Co.  or to  such  other  entity  as is
      requested by an authorized  representative  of DTC), ANY
      TRANSFER,  PLEDGE  OR  OTHER  USE  HEREOF  FOR  VALUE OR
      OTHERWISE  BY OR TO ANY PERSON IS  WRONGFUL  inasmuch as
      the  registered  owner  hereof,   Cede  &  Co.,  has  an
      interest herein.

                THE  PRINCIPAL  OF THIS NOTE IS PAYABLE AS SET
      FORTH HEREIN.  ACCORDINGLY,  THE  OUTSTANDING  PRINCIPAL
      BALANCE  OF THIS  NOTE AT ANY TIME MAY BE LESS  THAN THE
      AMOUNT SHOWN ON THE FACE HEREOF.

               TRUCK ENGINE RECEIVABLES MASTER TRUST
                  FLOATING RATE TRADE RECEIVABLES
                    BACKED NOTES, SERIES 2000-1
                       RULE 144A GLOBAL NOTE

           Evidencing an indebtedness  of the Trust,  the corpus of
which   consists   of   trade    receivables    (collectively   the
"Receivables")  originated from time to time in the ordinary course
of   business    pursuant   to   certain   supply   agreements   by
International   Truck   and   Engine   Corporation,    a   Delaware
corporation  (the  "International").  This Note (the  "Note")  does
not  represent  any  interest  in,  or  recourse   obligation   of,
International,   Navistar   Financial   Corporation,   a   Delaware
corporation and wholly-owned  subsidiary of the International  (the
"Servicer"),   Truck   Engine   Receivables   Financing   Co.  (the
"Seller"), Ford Motor Company or any affiliate thereof.

           This  Floating  Rate  Trade  Receivables   Backed  Note,
Series 2000-1 (this "Note")  evidences  the  indebtedness  of TRUCK
ENGINE  RECEIVABLES  MASTER TRUST (the "Trust" or the  "Issuer") to
Cede & Co., or  registered  assigns (the  "Noteholder").  This Note was created  pursuant to an Indenture (the  "Indenture";  such term to  include  any  amendment  or  Supplement  thereto)  dated  as of
November  __, 2000,  among the Issuer, the Servicer and The Bank of
New York, as Indenture Trustee (the "Indenture  Trustee"),  and the
Series 2000-1 Supplement (the "Series 2000-1  Supplement")  thereto dated as of November  __, 2000,  among the Issuer, the Servicer and the Indenture Trustee.

           This Note is issued under,  and is subject to, the terms
and   conditions  of  the  Indenture  to  which,   as  amended  and
supplemented  from  time to time,  this  Noteholder  by  virtue  of acceptance hereof is bound.

           The Issuer has entered into the  Indenture and the Notes
have been (or will be)  issued  with the  intention  that the Notes will  qualify  under  applicable  tax  law  as  indebtedness.  Each
Noteholder and Note Owner,  by the  acceptance of its Note,  agrees to treat the Notes as  indebtedness  for all Federal  income taxes, state and local income,  single  business and  franchise  taxes and any other taxes imposed on or measured by income.

--------------------------------------------------------------------------------
           The Issuer,  for value received,  hereby promises to pay
to the  Noteholders,  the principal sum of  ______________  DOLLARS
($_______)  pursuant  to and in  accordance  with the  terms of the
Indenture  but no  sooner  than  the  earlier  to  occur of (i) the
Amortization   Period  Commencement  Date  and  (ii)  an  Event  of
Default and  declaration by a majority of the principal  balance of the  outstanding  Notes that the principal  balance of the Notes is immediately  due and payable;  provided,  however,  that the entire unpaid  principal  balance of this Note shall be due and payable on
December  15, 2006 (the "Stated Final Maturity  Date").  The Issuer
will pay interest on this Note,  to the extent of  available  funds as provided in the Indenture and the Series 2000-1  Supplement,  at
the rate per annum  equal to  One-Month  LIBOR  plus  0.__% on each
Payment Date on the principal  amount of this Note  outstanding  on the  preceding  Payment Date (after  giving  effect to all payments of  principal  made  on  the  preceding  Payment  Date)  until  the principal  of this  Note is paid in  full.  Interest  on this  Note
(and  interest on unpaid  interest)  will  accrue for each  Payment
Date  from and  including  the most  recent  Payment  Date on which interest has been paid to but  excluding  the then current  Payment
Date  or,  with  respect  to  the  first  Payment  Date,  from  and including  the date  hereof  to but  excluding  the  first  Payment
Date.  Interest  on this  Note will be  calculated  on the basis of the actual  number of days  elapsed  since the Closing  Date or the preceding  Payment  Date  divided  by 360.  Such  principal  of and interest  on this Note  shall be paid in the  manner  specified  on the reverse hereof.

           Reference  is made  to the  further  provisions  of this
Note set forth on the  reverse  hereof,  which  shall have the same effect as though fully set forth on the face of this Note.

           Unless  the  certificate  of  authentication  hereon has
been  executed by the  Indenture  Trustee  whose name appears below by  manual  signature,  this  Note  shall  not be  entitled  to any benefit  under the Indenture  referred to on the reverse  hereof or be valid or obligatory for any purpose.

      IN WITNESS  WHEREOF,  the  Issuer has caused  this Note to be duly executed.

--------------------------------------------------------------------------------

Dated: November __, 2000       TRUCK  ENGINE   RECEIVABLES   MASTER
                               TRUST
                               By   Chase   Manhattan   Bank   USA,
                               National  Association,  not  in  its
                               individual  capacity,  but solely as
                               Owner Trustee

                               By: ______________________
                                   Name:
                                   Title:

--------------------------------------------------------------------------------
       INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

           This is one of the Notes  designated  above and referred
to in the within-mentioned Indenture and Series 2000-1 Supplement.

Dated: November __, 2000                       THE   BANK   OF  NEW
                                          YORK,    not    in    its
                                          individual  capacity  but
                                          solely    as    Indenture
                                          Trustee

                                    By: _________________________
                                          Authorized Officer

--------------------------------------------------------------------------------
                        REVERSE OF NOTE

           This  Note  is  one of a duly  authorized  issue  of the
Issuer  designated  as its Floating Rate Trade  Receivables  Backed
Notes,  Series  2000-1  (herein  called  the  "Notes"),  all issued
under  an  Indenture,   dated  as  of  November   __, 2000,   (such
Indenture,  as  supplemented  by  a  Series  2000-1  Supplement  or amended,  is herein called the  "Indenture"),  among the Issuer and
The  Bank  of  New  York,  a  New  York  banking  corporation,   as
indenture  trustee (the  "Indenture  Trustee",  which term includes any successor  trustee  under the  Indenture),  to which  Indenture and all indentures  supplemental  thereto  reference is hereby made
for  a  statement  of  the   respective   rights  and   obligations
thereunder   of  the  Issuer,   the   Indenture   Trustee  and  the
Noteholders.  The Notes are  governed  by and  subject to all terms of the Indenture  (which terms are  incorporated  herein and made a part  hereof),  to  which  Indenture  the  holder  of this  Note by virtue of  acceptance  hereof  assents  and by which such holder is bound.  All  capitalized  terms used and not  otherwise  defined in this Note that are defined in the  Indenture,  as  supplemented  or amended,  shall have the  meanings  assigned to them in or pursuant to the Indenture.

           Principal  Amount.  Upon  initial  issuance,  this  Rule
144A Global Note shall have an initial  principal  balance equal to the  principal  balance of the Series  2000-1 Notes which were sold to the initial  purchasers and initially  resold in reliance on the exemption  from  registration  under the Securities Act provided by
Rule 144A.  Such initial  principal  balance  shall be indicated on
Schedule 1 to this Rule 144A  Global  Note.  Concurrently  with the issuance  of this Rule 144A  Global  Note,  the  Issuer  will issue another  Global Note (the  "Temporary  Regulation S Global  Note"),
the initial  principal  balance of which shall equal the  principal amount of the  Series  2000-1  Notes  which  were sold to  non-U.S.
Persons in reliance on the exemption  from  registration  under the
Securities   Act   provided   by   Regulation   S.  Under   certain
circumstances,  all or  part  of  the  interests  in the  Temporary
Regulation  S  Global  Note may be  exchanged  for  interests  in a permanent  Global Note (the  "Permanent  Regulation  S Global Note"
and,  together  with the  Temporary  Regulation S Global Note,  the
"Regulation S Global Notes").

           Upon a transfer in compliance  with the  requirements of
the  Indenture by any Note Owner  holding a beneficial  interest in this Rule 144A Global  Note of all or a portion of such  beneficial interest  to a  non-U.S.  Person  who  will  hold  such  beneficial interest  through  either  Regulation S Global Note,  the principal amount  represented by such transferred  beneficial  interest shall cease to be an  interest  in this Rule 144A  Global  Note and shall become an  interest in the  applicable  Regulation  S Global  Note.
Similarly,  upon a transfer in compliance with the  requirements of
the  Series   2000-1   Supplement  by  any  Note  Owner  holding  a
beneficial  interest  in a  Regulation  S  Global  Note of all or a portion  of such  beneficial  interest  to a Person  who will  hold such  beneficial  interest  through this Rule 144A Global Note, the
principal  amount   represented  by  such  transferred   beneficial
interest  shall  cease  to be an  interest  in  such  Regulation  S
Global  Note and shall  become an interest in this Rule 144A Global
Note.  In either  such case,  the  Issuer  shall  procure  that the principal  amount  of  this  Rule  144A  Global  Note  and  of  the
Regulation S Global Note is  increased  or decreased  appropriately and that the remaining  principal  balance of this Rule 144A Global
Note is  noted  on  Schedule  1  hereto,  whereupon  the  principal amount of this Rule 144A Global  Note shall be as most  recently so noted.

           No  Recourse  Against  Persons in  Individual  Capacity.
Each  Noteholder or Note Owner,  by acceptance of a Note or, in the case of a Note Owner,  a beneficial  interest in a Note,  covenants and agrees that no recourse may be taken,  directly or  indirectly, with  respect to the  obligations  of the  Issuer or the  Indenture
Trustee on the Notes or under the Indenture or any  certificate  or other writing  delivered in connection  therewith,  against (i) the
Indenture  Trustee  or the Issuer in their  individual  capacities,
(ii) any  owner of a beneficial  interest in the Trust or (iii) any partner, owner,  beneficiary,  agent, officer, director or employee of  the  Indenture  Trustee  or  the  Issuer  in  their  individual capacities,  any holder of a beneficial  interest in the Trust, the
Issuer or the  Indenture  Trustee or of any  successor or assign of
the   Indenture   Trustee  or  the   Issuer  in  their   individual
capacities,  except as any such  Person may have  expressly  agreed
(it being  understood  that the  Indenture  Trustee  and the Issuer have  no such  obligations  in  their  individual  capacities)  and except that any such partner,  owner or beneficiary  shall be fully liable,  to the extent  provided by applicable  law, for any unpaid consideration  for stock,  unpaid capital  contribution  or failure to pay any instalment or call owing to such entity.

           No Petition  Covenant.  Each  Noteholder  or Note Owner,
by  acceptance  of a Note  or,  in the  case  of a  Note  Owner,  a beneficial  interest  in a  Note,  covenants  and  agrees  that  by accepting the benefits of the Indenture such  Noteholder  will not, prior  to the  date  which  is one  year  and  one  day  after  the
termination   of  such   Indenture  with  respect  to  the  Issuer,
acquiesce,  petition  or  otherwise  invoke or cause the  Seller or the  Issuer  to  invoke  the  process  of any  court or  government authority  for the  purpose  of  commencing  or  sustaining  a case against  the  Seller,  the  Trust,  or the Trust  Estate  under any
federal  or  state   bankruptcy,   insolvency  or  similar  law  or
appointing a receiver,  liquidator,  assignee,  trustee, custodian, sequestrator  or  other  similar  official  of  the  Seller  or the
Issuer or any  substantial  part of its  property,  or ordering the winding up or  liquidation  of the  affairs of the  Seller,  or the
Trust.

           Tax  Characterization.  Each  Noteholder,  by acceptance
of a Note or, in the case of a Note Owner,  a  beneficial  interest
in  a  Note,  unless  otherwise   required  by  appropriate  taxing
authorities,  agrees to treat the Notes as indebtedness  secured by the Collateral  for the purpose of federal income taxes,  state and local  income and  franchise  taxes,  and any other  taxes  imposed upon, measured by or based upon gross or net income.

           Ownership  Treatment.  Prior to the due  presentment for
registration  of transfer of this Note,  the Issuer,  the Indenture
Trustee  and any agent of the Issuer or the  Indenture  Trustee may treat  the  Person  in  whose  name  this  Note  (as of the  day of determination  or as of such other date as may be  specified in the
Indenture)  is  registered  as the owner  hereof for all  purposes, whether  or not  this  Note  shall  be  overdue,  and  neither  the
Issuer,   the  Indenture  Trustee  nor  any  such  agent  shall  be
affected by notice to the contrary.

           Amendments to Indenture.  The  Indenture  permits,  with
certain  exceptions as therein provided,  the amendment thereof and the  modification  of the rights and  obligations of the Issuer and the rights of the  Noteholders  under the  Indenture at any time by the Issuer with the  consent of the  Holders of Notes  representing a majority of the principal  amount of the outstanding  Notes.  The
Indenture  also  contains  provisions  permitting  the  Holders  of
Notes  representing  a  majority  of the  principal  amount  of the outstanding  Notes,  on behalf of the Holders of all the Notes,  to waive  compliance  by the Issuer  with  certain  provisions  of the
Indenture and certain past  defaults  under the Indenture and their consequences.  Any such  consent  or waiver  by the  Holder of this
Note (or any one or more  Predecessor  Notes)  shall be  conclusive and binding  upon such  Holder and upon all future  Holders of this
Note  and of any Note  issued  upon the  registration  of  transfer hereof or in  exchange  hereof  or in lieu  hereof  whether  or not notation  of such  consent  or waiver is made upon this  Note.  The
Indenture  also  permits  the  Indenture  Trustee to amend or waive certain terms and  conditions  set forth in the  Indenture  without the consent of the Noteholders.

           Miscellaneous.

           The term  "Issuer"  as used in this  Note  includes  any
successor to the Issuer under the Indenture.

           The term "Payment  Date" mean  the fifteenth day of each
calendar  month,  or, if such  fifteenth day is not a Business Day, the next succeeding Business Day.

           The Issuer is permitted by the Indenture,  under certain
circumstances,  to merge or  consolidate,  subject to the rights of
the   Indenture   Trustee  and  the  Holders  of  Notes  under  the
Indenture.

           The  Notes  are  issuable  only  in  registered  form in
denominations  as  provided  in the  Indenture,  subject to certain limitations therein set forth.

           This  Note  and the  Indenture  shall  be  construed  in
accordance  with  the  laws  of  the  State  of  Illinois,  without reference to its conflict of law provisions,  and the  obligations, rights and remedies of the parties  hereunder and thereunder  shall be determined in accordance with such laws.

           No reference  herein to the  Indenture  and no provision
of  this  Note  or of the  Indenture  shall  alter  or  impair  the obligation of the Issuer,  which is absolute and unconditional,  to pay  the  principal  of and  interest  on this  Note at the  times, place and rate, and in the coin or currency herein prescribed.

           Anything herein to the contrary notwithstanding,  except
as expressly  provided in the Basic Documents,  neither the Seller, the  Servicer,  the  Indenture  Trustee  nor the  Issuer  in  their
respective  individual  capacities,   any  owner  of  a  beneficial
interest  in the  Trust,  nor  any of  their  respective  partners,
beneficiaries,    agents,   officers,   directors,   employees   or
successors or assigns,  shall be  personally  liable for, nor shall recourse  be had to any of them for,  the payment of  principal  of or interest on, or performance  of, or omission to perform,  any of the covenants,  obligations or  indemnifications  contained in this
Note or the  Indenture,  it being  expressly  understood  that said covenants,  obligations and indemnifications  have been made by the
Issuer  and the  Individual  Trustee.  The  Holder  of this Note by the  acceptance  hereof agrees that,  except as expressly  provided in the Basic  Documents,  in the case of an Event of Default  under the  Indenture,  the Holder shall have no claim  against any of the foregoing for any deficiency,  loss or claim  therefrom;  provided, however,  that nothing  contained  herein shall be taken to prevent recourse to, and  enforcement  against,  the Collateral for any and all  liabilities,  obligations  and  undertakings  contained in the
Indenture or in this Note.

--------------------------------------------------------------------------------
                          ASSIGNMENT

Social  Security or taxpayer  I.D. or other  identifying  number of assignee

_________________________________

           FOR  VALUE  RECEIVED,   the  undersigned  hereby  sells,
assigns              and               transfers               unto
_________________________________________________________________
_________________________________________________________________
                (name and address of assignee)

the within Note and all rights  thereunder,  and hereby irrevocably constitutes and appoints  ____________________________________,  as
attorney,   to   transfer   said  Note  on  the   books   kept  for
registration  thereof,  with  full  power  of  substitution  in the premises.

Dated:__________________  __________________________________1
                          Signature Guaranteed:

_________________________ __________________________________

--------------------------------------------------------------------------------

                               A2-10

                                                  EXHIBIT A-2

                          REGISTERED               $__________

No. R-_

           [FORM OF TEMPORARY REGULATION S GLOBAL NOTE]

THIS NOTE (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A
TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES
SECURITIES ACT OF 1933, AS AMENDED (THE " SECURITIES ACT"), AND
MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE
OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM.  EACH
PURCHASER OF THIS NOTE IS HEREBY NOTIFIED THAT THE SELLER OF THIS
NOTE MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF
SECTION 5 OF THE U.S. SECURITIES ACT PROVIDED BY REGULATION S
THEREUNDER ("REGULATION S").

THE HOLDER OF THIS NOTE AGREES FOR THE BENEFIT OF THE ISSUER THAT
(A) THIS NOTE MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE
TRANSFERRED ONLY (I) INSIDE THE UNITED STATES TO A PERSON WHOM
THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER
(AS DEFINED IN RULE 144A UNDER THE U.S. SECURITIES ACT) IN A
TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (II) OUTSIDE
THE UNITED STATES IN AN OFF-SHORE TRANSACTION IN ACCORDANCE WITH
RULE 904 OF REGULATION S, OR (III) PURSUANT TO AN EFFECTIVE
REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT, AND, IN
EACH OF CASES (I) THROUGH (III), IN ACCORDANCE WITH ANY
APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND
(B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO,
NOTIFY ANY PURCHASER OF THIS NOTE FROM IT OF THE RESALE
RESTRICTIONS REFERRED TO IN CLAUSE (A) ABOVE.

              SEE REVERSE FOR CERTAIN DEFINITIONS

                                       CUSIP NO. _____________

--------------------------------------------------------------------------------
                Unless   this   Note   is   presented   by  an
      authorized   representative   of  The  Depository  Trust
      Company, a New York corporation  ("DTC"),  to the Issuer
      or its agent for  registration of transfer,  exchange or
      payment,  and any Note issued is  registered in the name
      of Cede & Co. or in such other name as is  requested  by
      an authorized  representative of DTC (and any payment is
      made  to  Cede  & Co.  or to  such  other  entity  as is
      requested by an authorized  representative  of DTC), ANY
      TRANSFER,  PLEDGE  OR  OTHER  USE  HEREOF  FOR  VALUE OR
      OTHERWISE  BY OR TO ANY PERSON IS  WRONGFUL  inasmuch as
      the  registered  owner  hereof,   Cede  &  Co.,  has  an
      interest herein.

                THE  PRINCIPAL  OF THIS NOTE IS PAYABLE AS SET
      FORTH HEREIN.  ACCORDINGLY,  THE  OUTSTANDING  PRINCIPAL
      BALANCE  OF THIS  NOTE AT ANY TIME MAY BE LESS  THAN THE
      AMOUNT SHOWN ON THE FACE HEREOF.

               TRUCK ENGINE RECEIVABLES MASTER TRUST
                  FLOATING RATE TRADE RECEIVABLES
                    BACKED NOTES, SERIES 2000-1

           Evidencing an indebtedness of the Trust, the corpus of
which consists of trade receivables (collectively the
"Receivables") originated from time to time in the ordinary course of business pursuant to certain supply agreements by
International Truck and Engine Corporation, a Delaware
corporation (the "International").  This Note (the "Note") does not represent any interest in, or recourse obligation of,
International, Navistar Financial Corporation, a Delaware
corporation and wholly-owned subsidiary of the International (the
"Servicer"), Truck Engine Receivables Financing Co. (the
"Seller"), Ford Motor Company or any affiliate thereof.

              TEMPORARY REGULATION S GLOBAL NOTE

           This Floating Rate Trade Receivables Backed Note,
Series 2000-1 (this "Note") evidences the indebtedness of TRUCK
ENGINE RECEIVABLES MASTER TRUST (the "Trust" or the "Issuer") to
Cede & Co., or registered assigns (the "Noteholder").  This Note was created pursuant to an Indenture (the "Indenture"; such term to include any amendment or Supplement thereto) dated as of
November __, 2000, among the Issuer, the Servicer and The Bank of
New York, as Indenture Trustee (the "Indenture Trustee"), and the
Series 2000-1 Supplement (the "Series 2000-1 Supplement") thereto dated as of November __, 2000, among the Issuer, the Servicer and the Indenture Trustee.

           This Note is issued under, and is subject to, the terms
and conditions of the Indenture to which, as amended and
supplemented from time to time, this Noteholder by virtue of acceptance hereof is bound.

--------------------------------------------------------------------------------
           The Issuer has entered into the Indenture and the Notes
have been (or will be) issued with the intention that the Notes will qualify under applicable tax law as indebtedness.  Each
Noteholder and Note Owner, by the acceptance of its Note, agrees to treat the Notes as indebtedness for all Federal income taxes, state and local income, single business and franchise taxes and any other taxes imposed on or measured by income.

           The Issuer, for value received, hereby promises to pay
to the Noteholders, the principal sum of ______________ DOLLARS
($_______) pursuant to and in accordance with the terms of the
Indenture but no sooner than the earlier to occur of (i) the
Amortization Period Commencement Date and (ii) an Event of
Default and declaration by a majority of the principal balance of the outstanding Notes that the principal balance of the Notes is immediately due and payable; provided, however, that the entire unpaid principal balance of this Note shall be due and payable on
December 15, 2006 (the "Stated Final Maturity Date").  The Issuer
will pay interest on this Note, to the extent of available funds as provided in the Indenture and the Series 2000-1 Supplement, at
the rate per annum equal to One-Month LIBOR plus 0.__% on each
Payment Date on the principal amount of this Note outstanding on the preceding Payment Date (after giving effect to all payments of principal made on the preceding Payment Date) until the
principal of this Note is paid in full.  Interest on this Note
(and interest on unpaid interest) will accrue for each Payment
Date from and including the most recent Payment Date on which interest has been paid to but excluding the then current Payment
Date or, with respect to the first Payment Date, from and
including the date hereof to but excluding the first Payment
Date. Interest on this Note will be calculated on the basis of the actual number of days elapsed since the Closing Date or the preceding Payment Date divided by 360.  Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

           Reference is made to the further provisions of this
Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

           Unless the certificate of authentication hereon has
been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any
benefit under the Indenture referred to on the reverse hereof or be valid or obligatory for any purpose.

      IN WITNESS WHEREOF, the Issuer has caused this Note to be
duly executed.

--------------------------------------------------------------------------------

Dated: November __, 2000       TRUCK ENGINE RECEIVABLES MASTER
                               TRUST
                               By Chase Manhattan Bank USA,
                               National Association, not in its
                               individual capacity, but solely as
                               Owner Trustee

                               By: ______________________
                                   Name:
                                   Title:

--------------------------------------------------------------------------------
       INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

           This is one of the Notes designated above and referred
to in the within-mentioned Indenture and Series 2000-1 Supplement.

Dated: November __, 2000                       THE BANK OF NEW
                                          YORK, not in its
                                          individual capacity but
                                          solely    as Indenture
                                          Trustee

                                    By: _________________________
                                          Authorized Officer

--------------------------------------------------------------------------------
                        REVERSE OF NOTE

           This Note is one of a duly authorized issue of the
Issuer designated as its Floating Rate Trade Receivables Backed
Notes, Series 2000-1 (herein called the "Notes"), all issued under an Indenture, dated as of November __, 2000, (such
Indenture, as supplemented by a Series 2000-1 Supplement or
amended, is herein called the "Indenture"), among the Issuer and
The Bank of New York, a New York banking corporation, as
indenture trustee (the "Indenture Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations
thereunder of the Issuer, the Indenture Trustee and the
Noteholders.  The Notes are governed by and subject to all terms of the Indenture (which terms are incorporated herein and made a part hereof), to which Indenture the holder of this Note by
virtue of acceptance hereof assents and by which such holder is bound.  All capitalized terms used and not otherwise defined in this Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture.

      Exchange for Permanent Regulation S Global Note.  On or
after 40 days after the date of issue of this Temporary
Regulation S Global Note (the "Exchange Date"), the Issuer shall procure the delivery of a permanent global note (the "Permanent
Regulation S Global Note"), in full or partial exchange for this
Temporary Regulation S Global Note against:

      (a)  presentation and surrender of this Temporary Regulation
S Global Note at the specified office of the Indenture Trustee;
and

      (b)  receipt by the Indenture Trustee of a certificate or
certificates issued by each Clearing Agency dated not earlier than the Exchange Date and in substantially the form set out in
Exhibit A-3 to this Temporary Regulation S Global Note.

The principal amount of the Permanent Regulation S Global Note on such date shall be equal to the aggregate of  the principal
amounts specified in the certificates issued by the Clearing
Agencies and received by the Indenture Trustee.

--------------------------------------------------------------------------------
           Any person who would, but for the provisions of this
Temporary Regulation S Global Note, the Permanent Global Note and
the Indenture, otherwise be entitled to receive a definitive Note or definitive Notes shall not be entitled to require the exchange of an appropriate part of this Temporary Regulation S Global Note for a like part of the Permanent Regulation S Global Note unless and until he shall have delivered or caused to be delivered to
Euroclear or Clearstream a certificate substantially in the form of the certificate attached as Exhibit A-4 (copies of which form of certificate will be available at the offices of Euroclear in
Brussels and Clearstream in Luxembourg and the specified office of each of the Paying Agents).

           Principal Amount.  Upon initial issuance, this
Temporary Regulation S Global Note shall have an initial
principal balance equal to the principal balance of the Series
2000-1 Notes which were sold to the Initial Purchasers and
initially resold in reliance on the exemption from registration under the Securities Act provided by Regulation S.  Such initial principal balance shall be indicated on Schedule 1 to this
Temporary Regulation S Global Note.  Concurrently with the
issuance of this  Temporary Regulation S Global Note, the Issuer will issue another Global Note (the "Rule 144A Global Note"), the initial  principal balance of which shall equal the principal amount of the Series 2000-1 Notes which were sold to the Initial
Purchasers and initially resold in reliance on the exemption from registration under the Securities Act provided by Rule 144A.

           Upon a transfer in compliance with the requirements of
the Indenture by any Note Owner holding a beneficial interest in this Temporary Regulation S Global Note of all or a portion of such beneficial interest to a Person who will hold such
beneficial interest through the Rule 144A Global Note, the
principal amount represented by such transferred beneficial
interest shall cease to be an interest in this Temporary
Regulation S Global Note and shall become an interest in the Rule
144A Global Note.  Similarly, upon a transfer in compliance with the requirements of the Series 2000-1 Supplement by any Note
Owner holding a beneficial interest in the Rule 144A Global Note of all or a portion of such beneficial interest to a non-U.S.
Person who will hold such beneficial interest through this
Temporary Regulation S Global Note, the principal amount
represented by such transferred beneficial interest shall cease to be an interest in the Rule 144A Global Note and shall become an interest in this Temporary Regulation S Global Note.  In
either such case, the Issuer shall procure that the principal amount of this Temporary Regulation S Global Note and of the Rule
144A Global Note is increased or decreased appropriately and that the remaining principal balance of this Temporary Regulation S
Global Note is noted on Schedule 1 hereto, whereupon the
principal amount of this Temporary Regulation S Global Note shall be as most recently so noted.

--------------------------------------------------------------------------------
           No Recourse Against Persons in Individual Capacity.
Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer or the Indenture
Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the
Indenture Trustee or the Issuer in their individual capacities,
(ii) any owner of a beneficial interest in the Trust or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Issuer in their individual
capacities, any holder of a beneficial interest in the Trust, the
Issuer or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Issuer in their individual
capacities, except as any such Person may have expressly agreed
(it being understood that the Indenture Trustee and the Issuer have no such obligations in their individual capacities) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any instalment or call owing to such entity.

           No Petition Covenant.  Each Noteholder or Note Owner,
by acceptance of a Note or, in the case of a Note Owner, a
beneficial interest in a Note, covenants and agrees that by
accepting the benefits of the Indenture such Noteholder will not, prior to the date which is one year and one day after the
termination of such Indenture with respect to the Issuer,
acquiesce, petition or otherwise invoke or cause the Seller or the Issuer to invoke the process of any court or government
authority for the purpose of commencing or sustaining a case against the Seller, the Trust, or the Trust Estate under any federal or state bankruptcy, insolvency or similar law or
appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Seller or the
Issuer or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Seller, or the
Trust.

           Tax Characterization.  Each Noteholder, by acceptance
of a Note or, in the case of a Note Owner, a beneficial interest in a Note, unless otherwise required by appropriate taxing
authorities, agrees to treat the Notes as indebtedness secured by the Collateral for the purpose of federal income taxes, state and local income and franchise taxes, and any other taxes imposed upon, measured by or based upon gross or net income.

           Ownership Treatment.  Prior to the due presentment for
registration of transfer of this Note, the Issuer, the Indenture
Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note (as of the day of
determination or as of such other date as may be specified in the
Indenture) is registered as the owner hereof for all purposes, whether or not this Note shall be overdue, and neither the
Issuer, the Indenture Trustee nor any such agent shall be
affected by notice to the contrary.

           Amendment to Indenture.  The Indenture permits, with
certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Noteholders under the Indenture at any time by the Issuer with the consent of the Holders of Notes representing a majority of the principal amount of the outstanding Notes.  The
Indenture also contains provisions permitting the Holders of
Notes representing a majority of the principal amount of the outstanding Notes, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the
Indenture and certain past defaults under the Indenture and their consequences.  Any such consent or waiver by the Holder of this
Note (or any one or more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this
Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.  The
Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of the Noteholders.

           Miscellaneous.

           The term "Issuer" as used in this Note includes any
successor to the Issuer under the Indenture.

           The term "Payment Date" mean the fifteenth day of each
calendar month, or, if such fifteenth day is not a Business Day, the next succeeding Business Day.

           The Issuer is permitted by the Indenture, under certain
circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Holders of Notes under the
Indenture.

           The Notes are issuable only in registered form in
denominations as provided in the Indenture, subject to certain limitations therein set forth.

           This Note and the Indenture shall be construed in
accordance with the laws of the State of Illinois, without
reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

           No reference herein to the Indenture and no provision
of this Note or of the Indenture shall alter or impair the
obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

           Anything herein to the contrary notwithstanding, except
as expressly provided in the Basic Documents, neither the Seller, the Servicer, the Indenture Trustee nor the Issuer in their
respective individual capacities, any owner of a beneficial
interest in the Trust, nor any of their respective partners, beneficiaries, agents, officers, directors, employees or
successors or assigns, shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this
Note or the Indenture, it being expressly understood that said covenants, obligations and indemnifications have been made by the
Issuer and the Individual Trustee.  The Holder of this Note by the acceptance hereof agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the Collateral for any and all liabilities, obligations and undertakings contained in the
Indenture or in this Note.

--------------------------------------------------------------------------------
                          ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

_________________________________

           FOR VALUE RECEIVED, the undersigned hereby sells,
assigns and transfers unto
_________________________________________________________________
_________________________________________________________________
                (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints ____________________________________, as attorney, to transfer said Note on the books kept for
registration thereof, with full power of substitution in the premises.

Dated:__________________  _________________________________2

                               Signature Guaranteed:

_________________________ __________________________________

--------------------------------------------------------------------------------

                               B1-23

                                                    EXHIBIT B

                I.  CALCULATION OF BASE AMOUNT

      On each Business Day prior to the Group I Amortization
Period, the Servicer will calculate the Base Amount.  On any
Business Day, the "Base Amount" will equal the result of the following formula:

      [NER x GCAP x (100% - DWRR)] - (CCRR + NCRR)

where:

 NER        =  the "Net Eligible Receivables," which is the greater of
              (i) (ER-AP-WHR-EETB) and (ii) zero;

ER         =  the aggregate unpaid balance of Eligible Receivables as reported in the Daily Activity Report for that Business
              Day;

AP         =  the balance of any accounts  payable  from  International or  Navistar  Financial  to Ford which are  unrelated  to
              engine  warranty  or  dilution,  as reported in the Daily
              Activity Report for that Business Day;

WHR        =  the Warehouse Reserve,  as reported in the Daily Activity
              Report for that Business Day;

EETB       =  the Excess  Extended  Term  Balance,  as  reported in the
              Daily Activity Report for that Business Day;

GCAP       =  the  Group  Collection  Allocation  Percentage  for  that
              Business Day (see II below);

DWRR       =  the  Dilution/Warranty  Reserve  Ratio in effect for that
              Business Day (see I.A. below);

CCRR       =  the Carrying Cost Receivables  Reserve as reported in the
              Daily  Activity  Report for that  Business  Day (see I.C.
              below); and

NCRR       =  the  Negative  Carry  Receivables  Reserve as reported in the Daily  Activity  Report  for that  Business  Day (see
              I.D. below).

           A.   Calculation of Dilution/Warranty Reserve Ratio.

           The "Dilution/Warranty Reserve Ratio" means, during any
Payment Period, the lesser of (i) 100% and (ii) the sum of the
Reserve Ratio (see I.B below) plus the Warranty Ratio (see I.E.
below).

           B.   Calculation of Reserve Ratio.

           The "Reserve Ratio" means, during any Payment Period,
the greater of (a) the Minimum Required Reserve Ratio and (b) the
Required Reserve Ratio as calculated in the Monthly Report
required to be delivered on the Report Date immediately prior to the start of that Payment Period.

                1.   Minimum Required Reserve Ratio.

           "Dilution" means a non-cash reduction in the principal
balance of a Receivable on account of discounts, incorrect
billings, credits, rebates, allowances, chargebacks, set-offs, returned or repossessed goods or allowances for early payments or any other reduction in the balance of a Receivable for any reason unrelated to the inability of Ford to pay the Receivable.
"Dilution" does not include Warranty Set-Offs.

           "Dilution Horizon Variable" means, at any time, a
fraction having (a) a numerator equal to the sum of the aggregate amounts payable pursuant to invoices giving rise to Receivables and generated by the Originator during the Collection Period ending on the most recent Cut-Off Date (as of that Cut-Off Date)
and (b) a denominator equal to the Net Eligible Receivables as of the most recent Cut-Off Date; provided, however that if Net
Eligible Receivables equals zero, the Dilution Horizon Variable shall equal zero.
           "Dilution Ratio" means, as calculated in each Monthly
Report as of the most recent Cut-Off Date, a fraction (expressed as a percentage) having (a) a numerator equal to the aggregate amount of Dilution on the Receivables occurring during the
Collection Period ending on the most recent Cut-Off Date, and
(b) a denominator equal to the aggregate amount of Receivables that were generated by the Originator during the Collection
Period ending on the most recent Cut-Off Date; provided, however that if such amount of Receivables generated equals zero, the
Dilution Ratio shall equal the Dilution Ratio that was calculated for the prior Monthly Report.

           The "Minimum Required Reserve Ratio" means, as of any
Cut-Off Date, the product of the average of the Dilution Ratios for the period of 12 preceding Collection Periods ending on that
Cut-Off Date, multiplied by the Dilution Horizon Variable for that Cut-Off Date.

                2.   Required Reserve Ratio.

           The "Required Reserve Ratio" means, as calculated in
each Monthly Report, the Dilution Reserve Ratio, calculated using an Applicable Ratings Factor which shall at all times equal 2.0.

           The "Dilution Reserve Ratio" means, as calculated in
each Monthly Report, the result (expressed as a percentage)
calculated in accordance with the following formula:

           DRR  =    {(ARF x ADR) + [(HDR-ADR) x (HDR/ADR)]} x DHV

where:

DRR        =  the Dilution Reserve Ratio;

ARF        =  the Applicable Ratings Factor (which shall at all times equal 2.0);

ADR        =  the average of the Dilution Ratios during the period of
              12 consecutive Collection Periods ending on the related
              Cut-Off Date;

HDR        =  the highest Dilution Ratio for any Collection Period
              within the 12 consecutive Collection Periods ending on
              the related Cut-Off Date; and

DHV        =  the Dilution Horizon Variable.

           C.   Carrying Cost Receivables Reserve.

           The "Carrying Cost Receivables Reserve" is used to
allocate a portion of the value of the aggregate unpaid balance of Receivables held by the Trust to cover certain estimated
carrying costs (including interest on the Notes).  The amount of the Carrying Cost Receivables Reserve on any Business Day will equal:

                (a)  the Current Carrying Costs; plus

                (b)  the product of (i) the outstanding principal
           balance of the Series 2000-1 Notes multiplied by
           (ii) 1.5 multiplied by the Series 2000-1 Note Rate,
           multiplied by (iii) a fraction the numerator of which
           is the Assumed Liquidation Days and the denominator of
           which is 360; plus

                (c)  the product of (i) the aggregate unpaid
           balance of Receivables on the next preceding Payment
           Date, multiplied by (ii) 0.25%, multiplied by (iii) a
           fraction the numerator of which is the Assumed
           Liquidation Days and the denominator of which is 365 or
           366, as applicable; plus

                (d)  additional amounts specified for each other
           Series in Group I in the related supplement; minus

                (e)  the balance on deposit in the Carrying Cost
           Account at the beginning of that Business Day.

           "Assumed Liquidation Days" means the greater of (a) 30
and (b) two multiplied by the number of Turnover Days.

           "Turnover Days" means, at any time, an amount equal to
the product of (i) a fraction, the numerator of which is the sum of the unpaid balances of Receivables at the end of each of the three immediately preceding Collection Periods, and the
denominator of which is the aggregate amount of Receivables
generated during the three immediately preceding Collection
Periods and (ii) 30.

           D.   Negative Carry Receivables Reserve.

           The amount of the "Negative Carry Receivables Reserve"
means, on any Business Day prior to the Negative Carry Account
Funded Date:

                (a)  the product of (i) the outstanding principal
           balance of the Series 2000-1 Notes multiplied by
           (ii) 0.55%, multiplied by (iii) a fraction the
           numerator of which is the lesser of (A) 380 and (B) the
           number of days remaining until the Scheduled
           Amortization Period Commencement Date, and the
           denominator of which is 360; plus

                (b)  additional amounts specified for each other
           Series in Group I in the related supplement; minus

                (c)  the balance on deposit in the Negative Carry
           Account on that Business Day.

           On and after the Negative Carry Account Funded Date,
           the amount of the Negative Carry Receivables Reserve
           will equal zero.

           E.   Calculation of the Warranty Ratio.

           The Warranty Ratio set forth below is calculated on the
basis of the present warranty arrangements between International and Ford.  In the event that International and Ford enter into a different warranty arrangement in the future which is not
consistent with methodology used to calculate the Warranty Ratio as set forth below, then (i) those Receivables subject to such different warranty arrangement will not be Eligible Receivables unless and until the Rating Agency Condition is satisfied with respect to such different warranty arrangement and (ii) the
definition of "Base Amount," "Warranty Ratio" and their
constituent terms may be amended, modified and supplemented by the Seller, the Trust and the Indenture Trustee, without the consent of Noteholders, in such manner as is necessary to
accommodate such different warranty arrangement, provided that the Rating Agency Condition has been satisfied in connection with such amendments.  The phrase "per engine," as used in the
calculation of the Warranty Ratio, means the average of an item, expressed on a per engine basis.

           The "Warranty Ratio" means, as calculated in each
Monthly Report as of the most recent Cut-Off Date, a fraction
(expressed as a percentage) having (a) a numerator equal to the
Warranty Receivables Reserve, and (b) a denominator equal to the
Net Eligible Receivables as of the most recent Cut-Off Date.

           The "Warranty Receivables Reserve" is used to allocate
a portion of the value of the aggregate unpaid balance of
Receivables held by the Trust to cover the risk that Ford will offset the amounts due on the Receivables by the amount of
payments due from International to Ford under the New Warranty
Arrangement or any Future Warranty Arrangement (in the event that
International breaches its obligation to make the payments
directly).  In no event shall the Warranty Receivables Reserve be greater than the principal balance of the Receivables.  If on any
Business Day the Warranty Receivables Reserve increases, and such increase causes the Net Invested Amount to exceed the Base
Amount, the Seller shall be obligated to deposit into the
Equalization Account the amount required to maintain the Base
Amount at a level that is at least equal to the Net Invested
Amount. The amount of the Warranty Receivables Reserve on any
Business Day will be calculated as follows:

           WRR = PWAR + FWSP + FWCR

where:

WRR         =  the Warranty Receivables Reserve;

PWAR        =  the Pre-1999.5 Warranty Agreement Reserve in effect
               for that Business Day;

FWSP        =  the Ford Warranty Settlement Payments in effect for
               that Business Day; and

FWCR        =  the Future Warranty Claims Reserve in effect for that
               Business Day.

                1.   Pre-1999.5 Warranty Agreement Reserve

           "Pre-1999.5 Warranty Agreement Reserve" means, as
calculated in each Monthly Report as of the most recent Cut-Off
Date the greater of (a) the aggregate amount paid by
International to Ford in respect of the Prior Warranty Agreement during the six consecutive Collection Periods ending on the most recent Cut-Off Date and (b) the highest amount paid by
International to Ford in respect of the Prior Warranty Agreement during any one Collection Period within the 12 consecutive
Collection Periods ending on the most recent Cut-Off Date.  The
Pre-1999.5 Warranty Agreement Reserve will include amounts for both general engine warranty claims and also for
emissions-related warranty claims.

--------------------------------------------------------------------------------
                2.   Ford Warranty Settlement Payments

           "Ford Warranty Settlement Payments" means (1)  the
aggregate amount of payments received by International from Ford as a result of the related New Warranty Costs being less than the
Interim Warranty Target for any Model Year Group, minus (2) the aggregate amount of payments made by International to Ford
representing repayment of amounts described in clause (1), which amounts were repaid as a result of related New Warranty Costs for any Model Year Group subsequently increasing to an amount equal to or closer to the Interim Warranty Target.

           "New Warranty Costs" means the dollar amount per engine
of actual expenditures in respect of warranty claims made by purchasers of Ford trucks for a given Model Year Group that are covered under the New Warranty Arrangement or any Future Warranty
Arrangement.  New Warranty Costs for each Model Year Group will be calculated by Ford and International periodically.  The New
Warranty Costs are based on the warranty costs incurred by each engine in a Model Year Group during the period that begins on the date such engine went into service and that ends on a date that is a specified number of months after such date of service (such period, the "Applicable Interval").  For the New Warranty
Arrangement, the Applicable Intervals are 6 months, 18 months, 30 months and 45 months.  Therefore, for example, the New Warranty
Costs for the Applicable Interval of 18 months for a given Model
Year Group will equal the average warranty expenditures per
engine in that Model Year Group during the first 18 months of service for each such engine.

             "Warranty Costs" means the aggregate dollar amount
per engine of actual expenditures in respect of warranty claims made by purchasers of Ford trucks and vans that are covered under the New Warranty Arrangement, the Prior Warranty Arrangement and
any Future Warranty Arrangement.

           "Interim Warranty Target" means the targeted Warranty
Cost per engine for a Model Year Group, which is specified for the Applicable Intervals in the New Warranty Arrangement or
Future Warranty Arrangement.  For the New Warranty Arrangement,
the Interim Warranty Target is specified for the Applicable
Intervals for each Model Year Group of 6 months, 18 months and 30 months.  The amount of the Interim Warranty Targets, and the
Applicable Intervals at which the Interim Warranty Targets may be specified, for any Future Warranty Arrangement may differ from that specified in the New Warranty Arrangement.

                3.   Future Warranty Claims Reserve

           "Future Warranty Claims Reserve" will be the greater of
(a) the product of (i) the Net Eligible Receivables as reported in the Daily Activity Report for that Business Day, multiplied by
(ii) 5% and (b) the amount calculated as follows:

          FWCR = [ (SIGMA) (NMYx x EWEMYx x ASFMYx) - NIWSPMYx]

where:

FWCR             =   Future Warranty Claims Reserve for that
                     Business Day;

NMYx             =   the number of engines for the applicable Model
                     Year Group covered under the New Warranty
                     Arrangement or a Future Warranty Arrangement,
                     as applicable;

EWEMYx           =   the Excess Warranty Expense for the applicable
                     Model Year Group;

ASFMYx           =   the Applicable Stress Factor for the applicable
                     Model Year Group; and

NIWSPMYx         =   the Net International Warranty Settlement
                     Payments for the applicable Model Year Group.

           The above calculation will be performed separately for
each Model Year Group in service until such time as the Final
Warranty Settlement Date has occurred for a Model Year Group and all payments owing by International on such date have been made;
thereafter, there shall be no Future Warranty Claims Reserve calculation in respect of such Model Year Group.  The Future
Warranty Claims Reserve shall equal the sum of the results of performing the above calculation for each Model Year Group.  The
Future Warranty Claims Reserve will be calculated semi-annually on, and will be effective on, each Warranty Estimation Date.

           F.   Calculation of the Warehouse Reserve.

           Although there have been Warehouse Engines in the past,
there are currently no Warehouse Engines.  In the event that
International and Ford decide to enter into warehouse
arrangements in the future, the Warehouse Reserve will be
calculated as set forth below.   In the event that International
and Ford enter into a warehouse arrangement in the future which is not consistent with methodology used to calculate the
Warehouse Reserve as set forth below, then (i) those Receivables subject to such warehouse arrangement will not be Eligible
Receivables unless and until the Rating Agency Condition is
satisfied with respect to such warehouse arrangement and (ii) the definition of "Base Amount," "Warehouse Reserve" and their
constituent terms may be amended, modified and supplemented by the Seller, the Trust and the Indenture Trustee, without the consent of Noteholders, in such manner as is necessary to
accommodate such warehouse arrangement, provided that the Rating
Agency Condition has been satisfied in connection with such
amendments.

      "Warehouse Reserve" means the product of (a) the excess, if any, of (i) the Proxy Price over (ii) the Deemed Warehouse Price and (b) the number of Warehouse Engines.

      "Deemed Warehouse Price" means the lowest actual stated
price per engine for any Engine then being sold by International to Ford.

      "Proxy Price" means the price per engine invoiced to Ford
for Warehouse Engines, calculated as of the date that such
engines are shipped to such Warehouse.  The Proxy Price is agreed upon by International and Ford.

      "Warehouse Engine" means any engine (a) which has been
shipped by International to a Warehouse to be held on behalf of
Ford pending shipment to a Ford production facility and (b) for which International has invoiced Ford at the Proxy Price.

           G.   Calculation of the Excess Extended Term Balance.

           "Excess Extended Term Balance" means, the minimum
aggregate unpaid balance of Receivables (beginning with those
Receivables with the longest Payment Term) needed to be removed from the Trust in order to reduce the Weighted Average Payment
Term to 45 days or less.

           "Payment Term" means, with respect to each Receivable,
the number of days between the date that such Receivable was transferred to the Trust and the date that such Receivable is due.

           "Weighted Average Payment Term" means, for any Business
Day, the quotient of:

           (a) the sum of  (1) the product of (A) the unpaid
balance of each Eligible Receivable (other than any Eligible
Receivable, the unpaid balance of which is included in the Excess
Extended Term Balance) in the Trust and (B) the Payment Term with respect to such Receivable, divided by

           (b) the aggregate unpaid balance of all Eligible
Receivables as of such Business Day (other than any Eligible
Receivable, the unpaid balance of which is included in the Excess
Extended Term Balance).

                4.   Definitions.

           "Anticipated Warranty Expense" means the expected
Warranty Cost per engine for a Model Year Group under the New
Warranty Arrangement or any Future Warranty Arrangement for the
applicable Warranty Settlement Date.  Before a Model Year Group
has reached its first Warranty Settlement Date, the Anticipated
Warranty Expense shall equal the Interim Warranty Target for the first Warranty Settlement Date and the Final Warranty Target for
the final Warranty Settlement Date.  After International and Ford
have calculated the actual Warranty Cost per engine for a Model
Year Group for any Warranty Settlement Date, the Anticipated
Warranty Expense, for purposes of calculating the Excess Warranty
Expense, shall equal such actual Warranty Cost per engine as calculated by International and Ford.

           "Applicable Stress Factor" means 1.5 for a Model Year
Group, unless a Forecasting Shortfall with respect to such Model
Year Group is in effect, in which case the Applicable Stress
Factor means 2.0 for such affected Model Year Group.

           "Excess Warranty Expense" for a Model Year Group means
the portion of the following amount per engine which is payable by International to Ford:  the greater of (1) the result of (a)
the Anticipated Warranty Expense per engine for the final
Warranty Settlement Date for that Model Year Group minus (b) the
Final Warranty Target per engine for that Model Year Group and
(2)  the result of (a) the Anticipated Warranty Expense per
engine for the next following Warranty Settlement Date for that
Model Year Group minus (b) the Interim Warranty Target per engine for the next following Warranty Settlement Date for that Model
Year Group; provided, however, that if the Anticipated Warranty
Expense is less than or equal to the Final Warranty Target and the Interim Warranty Target (as applicable) for a Model Year
Group, then the Excess Warranty Expense for that Model Year Group shall be zero.

           "Final Warranty Target" means the targeted Warranty
Cost per engine for a Model Year Group, which is specified at the final Warranty Settlement Date for such Model Year Group.  For the New Warranty Arrangement, the Final Warranty Target is
specified at the point at which each Model Year Group has been in service for 45 months.  The amount of the Final Warranty Target and the date at which the Final Warranty Target may be specified for any Future Warranty Arrangement may differ from that
specified in the New Warranty Arrangement.

           "Forecasting Shortfall" means, for any Model Year
Group, as of a Warranty Settlement Date, that (a) the
International Warranty Settlement Payments (calculated on a per engine basis) paid on such Warranty Settlement Date minus (b) the
Reserved Amount as of the immediately preceding Warranty
Estimation Date exceeds (c) $5 per engine.  A Forecasting
Shortfall shall be in effect from such Warranty Settlement Date to, but not including, the next Warranty Settlement Date.

           "Future Warranty Arrangement" means any future
agreement or practice pursuant to which International and Ford agree to allocate payments due in respect of engine warranty claims from Ford customers, provided however, that the provisions of such agreement or practice are compatible with the calculation of the Base Amount as set forth in this Exhibit A.

           "International Warranty Settlement Payments" for a
Model Year Group means the aggregate amount of payments made by
International to Ford as a result of the related New Warranty
Costs for such Model Year Group being greater than any Interim
Warranty Target for such Model Year Group.

           "Model Year Group" means all engines sold by
International to Ford during a given model year.

           "Net International Warranty Settlement Payments" for a
Model Year Group means (1) the International Warranty Settlement
Payments for such Model Year Group, minus (2) the aggregate
amount of payments made by Ford to International representing repayment of amounts described in clause (1), which amounts were repaid as a result of related New Warranty Costs subsequently being less than the Interim Warranty Target for such Model Year
Group.

           "Reserved Amount" means the Excess Warranty Expense
multiplied by 1.5.

           "Warranty Estimation Date" means, with respect to a
Model Year Group, the Payment Date which is in the month in which a Warranty Settlement Date occurs and the Payment Date which is in the month six months after a Warranty Settlement Date.

           "Warranty Settlement Date" means the date on which
International and Ford settle payments under the New Warranty
Arrangement or any Future Warranty Arrangement.  Under the New
Warranty Arrangement, the Warranty Settlement Dates shall be in
March after the last engine in a Model Year Group has been in service 6 months, 18 months and 30 months, and in July after the last engine in a Model Year Group has been in service 45 months.

          II.  GROUP COLLECTION ALLOCATION PERCENTAGE

           So long as all outstanding Series are in Group I, the
Group Collection Allocation Percentage will equal 100%.  If
additional Series are issued that are not in Group I, then the
Group Collection Allocation Percentage will equal (i) on any
Business Day prior to the Group I Amortization Calculation Date
(a) the percentage equivalent of a fraction (1) the numerator of which is the Required Receivables for Group I on that Business
Day and (2) the denominator of which is the sum of the Required
Receivables for Group I and all other outstanding Series on that
Business Day and (ii) on and following the Group I Amortization
Calculation Date, the Group Collection Allocation Percentage
calculated as of the Group I Amortization Calculation Date.  On
any Business Day on which a group amortization period commences for a group other than Group I, the Group Collection Allocation
Percentage will be recalculated in the manner set forth in this paragraph.

           The "Required Receivables" means, on any Business Day,
collectively for all Series in Group I:

                (a)  So long as a Group I Amortization Period has
           not commenced, the result of the following formula:

             (GIIA + CCRR + NCRR)    x          R

                  (1-DWRR)                   (NER)

where:

NER             =  the Net Eligible Receivables, which is the greater
                   of (i) (ER-AP-WHR-EETB) and (ii) zero;

NCRR            =  the Negative Carry Receivables Reserve as reported
                   in the Daily Activity Report for that Business Day;

CCRR            =  the Carrying Cost Receivables Reserve as reported in
                   the Daily Activity Report for that Business Day;

WHR             =  the Warehouse Reserve, as reported in the Daily
                   Activity Report for that Business Day;

DWRR            =  the Dilution/Warranty Reserve Ratio in effect for
                   that Business Day;

EETB            =  the Excess Extended Term Balance, as reported in the
                   Daily Activity Report for that Business Day;

GIIA            =  the "Group Initial Invested Amount" (defined as the
                   sum of the Series 2000-1 initial principal balance
                   plus the aggregate of the initial principal balance
                   of each other Series in Group I, all determined at
                   that time);

ER              =  the aggregate unpaid balance of Eligible Receivables
                   as reported in the Daily Activity Report for that
                   Business Day;

AP              =  the balance of any accounts payable from
                   International or Navistar Financial to Ford which
                   are unrelated to engine warranty or dilution, as
                   reported in the Daily Activity Report for that
                   Business Day; and

R               =  the aggregate unpaid balance of Receivables held by
                   the Trustee as reported in the Daily Activity Report
                   for that Business Day.
-

                (b)  If a Group I Amortization Period has
      commenced, the result of the following formula:

           AGIIA + ASA + UCCRR + WRR + NCRR

where:

AGIIA            =  the adjusted Group Initial Invested Amount on that
                    Business Day (which shall equal the Group Initial
                    Invested Amount, reduced (but not below zero) by
                    the amount of the Investor Allocable
                    Dilution/Warranty Amount (net of Investor Allocable
                    Recoveries and Investor Allocable Dilution/Warranty
                    Adjustments that have been applied to reinstate the
                    Group Invested Amount));

UCCRR            =  the Unfunded Carrying Cost Receivables Reserve on
                    that Business Day;

ASA              =  the Available Subordinated Amount on that Business
                    Day;

WRR              =  the Warranty Receivables Reserve on the Business
                    Day; and

NCRR             =  the Negative Carry Receivables Reserve as reported
                    in the Daily Activity Report for that Business Day.

           "Unfunded Carrying Cost Receivables Reserve" means, on
any Business Day falling in a Group I Amortization Period, the difference (but not less than zero) of (a) the Carrying Cost
Receivables Reserve as of the Group I Amortization Calculation
Date, minus (b) the aggregate Group Collections deposited into the Carrying Cost Account during the portion of the Group I
Amortization Period up to and including that Business Day.

           The Required Receivables for any Series not included in
Group I will be calculated in a similar manner, subject to such variations as may be specified in the applicable supplement.

--------------------------------------------------------------------------------
                                                    SCHEDULE 1

        PRINCIPAL FUNDING ACCOUNT and GROUP I ACCOUNTS

Series 2000-1 Principal Funding Account

      The Bank of New York
      ABA No.:  XXXX
      Account Number:  XXXX
      Ref:  XXXX

Carrying Cost Account

      The Bank of New York
      ABA No.:  XXXX
      Account Number:  XXXX
      Ref:  GLA XXXX

Negative Carry Account

      The Bank of New York
      ABA No. XXXX
      Account Number:  XXXX
      Ref:  GLA XXXX

Holdback Account

      The Bank of New York
      ABA No.:  XXXX
      Account Number:  XXXX
      Ref:  GLA XXXX

Equalization Account

      The Bank of New York
      ABA No. XXXX
      Account Number:  XXXX
      Ref:  GLA XXXX

--------
  1  NOTE:  The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.
  2  NOTE:  The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.